THE ADVISORS' INNER CIRCLE FUND

[EDGEWOOD MANAGEMENT LLC LOGO]

EDGEWOOD GROWTH FUND


INSTITUTIONAL SHARES PROSPECTUS                       MARCH 1, 2008


--------------------------------------------------------------------------------


                                                      INVESTMENT ADVISER:
                                                      EDGEWOOD MANAGEMENT LLC


   The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

The Edgewood Growth Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate series. Each series has individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


FUND INVESTMENT OBJECTIVE .........................................            1
PRINCIPAL INVESTMENT STRATEGIES ...................................            1
PRINCIPAL RISKS OF INVESTING ......................................            2
PERFORMANCE INFORMATION ...........................................            3
FUND FEES AND EXPENSES ............................................            5
MORE INFORMATION ABOUT RISK .......................................            7
MORE INFORMATION ABOUT PRINCIPAL FUND INVESTMENTS .................            9
INFORMATION ABOUT PORTFOLIO HOLDINGS ..............................            9
INVESTMENT ADVISER ................................................           10
INVESTMENT TEAM ...................................................           10
PURCHASING AND SELLING FUND SHARES ................................           11
SHAREHOLDER SERVICING ARRANGEMENTS ................................           17
PAYMENTS TO FINANCIAL INTERMEDIARIES ..............................           18
OTHER POLICIES ....................................................           19
DIVIDENDS AND DISTRIBUTIONS .......................................           22
TAXES .............................................................           23
FINANCIAL HIGHLIGHTS ..............................................           24
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND .....................   BACK COVER

--------------------------------------------------------------------------------
EDGEWOOD GROWTH FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The investment objective of the Fund is to provide long-term growth of capital. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


      The Fund is non-diversified and will primarily invest in a core group of 15-35 equity securities which includes both common stocks and sponsored American Depositary Receipts ("ADRs"). The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or industry sectors than diversified mutual funds. The Fund focuses on U.S. companies that Edgewood Management LLC (the "Adviser") believes are quality companies with stock that offer the potential for future price appreciation.

      In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company-specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: a record of consistent earnings power; an earnings growth rate in excess of the Russell 1000 Growth Index; a dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and an industry growth rate in excess of the growth of gross domestic product ("GDP"). The Fund's investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small-capitalization (between $100 million and $4 billion) and medium-capitalization (between $4 billion and $10 billion) companies.

      The Fund seeks to buy and hold securities for the long term and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security in response to deterioration in a company's business prospects, performance or financial strength, when the security's price is no longer justifiable or if the security demonstrates earnings disappointments.


PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------


      As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

      Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

      The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

      To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.


      When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

      This bar chart shows the performance of the Institutional Shares of the Fund for the most recent calendar year.


                                   [BAR CHART]

                                2007
                               ------
                               21.52%


BEST QUARTER        WORST QUARTER
------------        -------------
  8.17%                1.51%
(06/30/07)           (12/31/07)

AVERAGE ANNUAL TOTAL RETURNS

      THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.

                                                          1 Year   Since Inception*
      -----------------------------------------------------------------------------
      Fund Return Before Taxes                             21.52%       14.51%
      -----------------------------------------------------------------------------
      Fund Return After Taxes on Distributions**           20.99%       14.24%
      -----------------------------------------------------------------------------
      Fund Return After Taxes on Distributions and
        Sale of Fund Shares**                              14.13%       12.31%
      -----------------------------------------------------------------------------
      Russell 1000 Growth Index Return (reflects no
        deduction for fees, expenses, or taxes)            11.81%       10.45%
      -----------------------------------------------------------------------------

       * The Fund's inception date is 2/28/06. Index comparisons begin on 02/28/06.

      ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?

      An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

      This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                              Institutional Shares
      --------------------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                           None
      --------------------------------------------------------------------------------------------
      Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
      --------------------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends
        and Other Distributions (as a percentage of offering price)                   None
      --------------------------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed, if applicable)*             None
      --------------------------------------------------------------------------------------------

      * Your proceeds can be wired to your bank account (may be subject to a $10 fee), by ACH, or by check to address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                    Institutional Shares
        --------------------------------------------------------------------------------
        Investment Advisory Fees                                            1.00%
        --------------------------------------------------------------------------------
        Other Expenses*                                                     0.76%
        --------------------------------------------------------------------------------
        Total Annual Fund Operating Expenses**                              1.76%
        --------------------------------------------------------------------------------
        Less Fee Reductions and Expense Reimbursements                      0.75%
        --------------------------------------------------------------------------------
        Net Expenses**+                                                     1.01%
        --------------------------------------------------------------------------------

       * Other Expenses include acquired Fund fees and expenses of less than 0.01%.

      ** The Total Annual Fund Operating Expenses and Net Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

      + The Adviser has contractually agreed to limit the Fund's other expenses in order to keep the Net Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 1.00% until March 1, 2009. In addition, if at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the Fund's Total Annual Fund Operating Expenses and 1.00% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. Due to the effect of rounding when acquired Fund fees and expenses are added to Other Expenses, Net Expenses are 0.01% higher than the contractual cap.

      For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE


      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.* Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

           1 Year          3 Years            5 Years            10 Years
      --------------------------------------------------------------------------
            $103             $481               $884              $2,011

      * The "1 Year" cost figure in the Example is based on the Fund's Net Expenses shown in the fee table above, which reflect the Adviser's fee reductions and expense reimbursements. The "3 Years," "5 Years" and "10 Years" cost figures in the Example (for periods after the first year) are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT PRINCIPAL RISK
--------------------------------------------------------------------------------

      The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


      The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

      The value of your investment in the Fund is based on the market prices of the securities that the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

      EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

      FOREIGN SECURITY RISK - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

--------------------------------------------------------------------------------
 MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------


      The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. In the event that the Adviser determines that securities meeting the Fund's investment objectives are not readily available for purchase, the Fund may hold uninvested assets in cash or money market instruments in order to maintain liquidity. In addition, during unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for growth of total return.

      This prospectus describes the Fund's primary investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.


INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


      The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes an alphabetical list of its ten largest portfolio holdings, and the aggregate percentage of the Fund's assets that these securities represent, on a monthly basis, ten
      (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/edgewood. The information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT ADVISER
--------------------------------------------------------------------------------


      Edgewood Management LLC is a New York limited liability company formed in 2006 and is the successor to Edgewood Management Company, founded in 1974. The Adviser's principal place of business is located at 350 Park Avenue, 18th Floor, New York, New York 10022-6057. As of December 31, 2007, the Adviser had approximately $5.4 billion in assets under management.

      The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Institutional Shares of the Fund. The Adviser has contractually agreed to limit the Fund's other expenses in order to keep the Fund's net expenses (excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 1.00% until March 1, 2009. In addition, if at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the Fund's total annual Fund operating expenses and 1.00%, to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During its most recent fiscal year, the Fund paid 0.26% of its average daily net assets in advisory fees to the Adviser. A discussion regarding the basis for Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from the Fund's inception to April 30, 2006.


INVESTMENT TEAM
--------------------------------------------------------------------------------


      The Edgewood Growth Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. Each portfolio manager has served on the portfolio management team of the Fund since its inception.

      Mr. Alan W. Breed has served as President of the Adviser since June 1998, after serving as a Managing Director from January 1994 to June 1998. Mr. Breed has more than 24 years of investment experience.

      Mr. Lawrence G. Creel has served as Partner of the Adviser since February 1997. Mr. Creel has more than 24 years of investment experience.

      Mr. Scott Edwardson has served as Senior Research Analyst of the Adviser since May 2000. Mr. Edwardson has more than 7 years of investment experience.

      Mr. Alex Farman-Farmaian has served as Vice Chairman and Member of the Board of Managers of the Adviser since January 2006. Prior to joining the Adviser, Mr. Farman-Farmaian served as an Equity Analyst and

      Portfolio Manager with WP Stewart & Co., Inc. from June 1986 through January 2006. Mr. Farman-Farmaian has more than 21 years of investment experience.

      Mr. Peter Jennison has served as a Member of the Board of Managers of the Adviser since January 2006. Prior to joining the Adviser, Mr. Jennison served as an Equity Analyst and Portfolio Manager with WP Stewart & Co., Inc. from 1989 through January 2006. Mr. Jennison has more than 23 years of investment experience.

      Mr. Jim Robillard has served as Senior Research Analyst of the Adviser since July 2004. Prior to joining the Adviser, Mr. Robillard attended the University of Chicago Graduate School of Business from August 2002 to June 2004. He served as a Marketing Consultant with Coyote Consulting from November 2001 to August 2002 and as Institution Sales Director with Van Wagoner Capital Management from November 1999 to November 2001. Mr. Robillard has more than 10 years of investment experience.

      Mr. Kevin R. Seth has served as Partner of the Adviser since February 1995. Mr. Seth has more than 26 years of investment experience.

      Mr. Nicholas A. Stephens, CFA, has served as Partner of the Adviser since January 1993. Mr. Stephens has more than 23 years of investment experience.

      The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

      This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Fund.

      Institutional Shares of the Fund are principally designed for purchase by institutional investors.

HOW TO PURCHASE FUND SHARES

      To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-800-791-4226.

      All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchas-es made by third-party checks, credit cards, credit card checks, traveler's checks, money orders or cashier's checks.


      The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

      The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

      REGULAR MAIL ADDRESS

      Edgewood Growth Fund
      P.O. Box 219009
      Kansas City, MO 64121-9009

      EXPRESS MAIL ADDRESS


      Edgewood Growth Fund
      c/o DST Systems, Inc.
      430 West 7th Street
      Kansas City, MO 64105


BY WIRE

      To open an account by wire, first call 1-800-791-4226 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

      WIRING INSTRUCTIONS


      UMB Bank, N.A.
      ABA#: 101000695
      Edgewood Growth Fund
      DDA# 9870523965
      Ref: account number/account name


GENERAL INFORMATION


      You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the net asset value per share next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund is provided (i) a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, and (ii) sufficient purchase proceeds.

      The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

      In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through your account with your broker or financial intermediary. For the reasons discussed below, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

      Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. So, for you to receive the current Business Day's NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

      If your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

HOW THE FUND CALCULATES NAV

      NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant foreign market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Fund's Board these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

      Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

      With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund will consider any relevant information as related to the securities, such as the performance of securities on their primary exchanges, foreign currency appreciation/depreciation or securities market movements in the United States.


MINIMUM PURCHASES


      To purchase Institutional Shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $100,000. To meet the Fund's minimum account requirements, you will generally need to rollover assets from an existing IRA account. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.


FUND CODES


      The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase Institutional Shares, check daily NAV or obtain additional information.


      FUND NAME                    TRADING SYMBOL           CUSIP          FUND CODE
      --------------------------------------------------------------------------------
      Edgewood Growth Fund             EGFIX              0075W0759           2131

HOW TO SELL YOUR FUND SHARES

      If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-800-791-4226.


      If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

      If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

BY MAIL

      To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

            o     The Fund name;

            o     The account number;

            o     The dollar amount or number of shares you wish to redeem;

            o     The account name(s); and

            o The address to which redemption (sale) proceeds should be sent.


      All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.


      REGULAR MAIL ADDRESS

      Edgewood Growth Fund
      P.O. Box 219009
      Kansas City, MO 64121-9009

      EXPRESS MAIL ADDRESS

      Edgewood Growth Fund
      430 West 7th Street
      Kansas City, MO 64105

BY TELEPHONE


      To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-800-791-4226 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.


RECEIVING YOUR MONEY


      Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

      The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES


      If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


      The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.


TELEPHONE TRANSACTIONS

      Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

      The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

      The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

      The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.


OTHER POLICIES
--------------------------------------------------------------------------------

MARKET TIMING POLICIES AND PROCEDUES


      The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


      Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

      The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include:


            o Shareholders are restricted from making more than four "round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


            o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


      The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

      Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.


CUSTOMER IDENTIFICATION AND VERIFICATION


      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.


      What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

      The Fund is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within the timeframe established in the sole discretion of the Fund your application will be rejected.


      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.


      However, the Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund.

      Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


      Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; and/or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

      You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

      PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income and distributions of long-term capital gains, are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

      Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer.


      MORE INFORMATION ABOUT TAXES IS IN THE SAI.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table that follows presents performance information about the Institutional Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-791-4226.

                                                            Edgewood Growth Fund
                                                           (Institutional Shares)
                                                   ---------------------------------------
                                                      Year Ended          Period Ended
                                                   October 31, 2007      October 31, 2006*
                                                   ----------------      -----------------
Net Asset Value, Beginning of Period ............     $   10.48             $  10.00
Income from Operations:
   Net Investment Loss(1) .......................         (0.01)               (0.03)
   Net Realized and Unrealized Gain .............          3.14                 0.51
                                                      ---------             --------
      Total from Operations .....................          3.13                 0.48
                                                      ---------             --------
Net Asset Value, End of Period ..................     $   13.61             $  10.48
                                                      =========             ========

Total Return+ ...................................         29.87%                4.80%
                                                      =========             ========

   Ratios and Supplemental Data
   Net Assets, End of Period (Thousands) ........     $ 114,512             $ 24,108
   Ratio of Expenses to Average Net Assets ......          1.00%                1.00%**
   Ratio of Expenses to Average Net Assets
     (Excluding Waivers/Reimbursements) .........          1.75%                3.36%**
   Ratio of Net Investment Loss to Average
     Net Assets .................................         (0.07)%              (0.50)%**

   Portfolio Turnover Rate ......................            64%                  33%***

  + Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


  *   Commenced operations on February 28, 2006.

 **   Annualized.

***   Not Annualized.

(1)   Calculated using average shares.

                         THE ADVISORS' INNER CIRCLE FUND

                              EDGEWOOD GROWTH FUND


INVESTMENT ADVISER

Edgewood  Management  LLC
350 Park Avenue 18th Floor
New York, New York 10022-6057

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2008, includes detailed information about the Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports list the Fund's holdings and contain information from the Adviser about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI OR ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION:

BY TELEPHONE:   1-800-791-4226

BY MAIL:        Edgewood Growth Fund
                P.O. Box 219009
                Kansas City, MO 64121-9009

BY INTERNET:    www.edgewoodfunds.com

FROM THE SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE TRUST'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.


                                                                 EMC-PS-001-0400

                         THE ADVISORS' INNER CIRCLE FUND

      [EDGEWOOD MANAGEMENT LLC LOGO]

      EDGEWOOD GROWTH FUND


      RETAIL SHARES PROSPECTUS                               MARCH 1, 2008


--------------------------------------------------------------------------------

                                                   INVESTMENT ADVISER:
                                                   EDGEWOOD MANAGEMENT LLC

  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABOUT THIS PROSPECTUS
--------------------------------------------------------------------------------


The Edgewood Growth Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate series. Each series has individual investment goals and strategies. This prospectus gives you important information about Retail Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


   FUND INVESTMENT OBJECTIVE ......................................            1
   PRINCIPAL INVESTMENT STRATEGIES ................................            1
   PRINCIPAL RISKS OF INVESTING ...................................            2
   PERFORMANCE INFORMATION. .......................................            3
   FUND FEES AND EXPENSES .........................................            4
   MORE INFORMATION ABOUT RISK ....................................            7
   MORE INFORMATION ABOUT PRINCIPAL FUND INVESTMENTS ..............            9
   INFORMATION ABOUT PORTFOLIO HOLDINGS ...........................            9
   INVESTMENT ADVISER .............................................            9
   INVESTMENT TEAM ................................................           10
   PURCHASING AND SELLING FUND SHARES .............................           11
   DISTRIBUTION OF FUND SHARES ....................................           17
   SHAREHOLDER SERVICING ARRANGEMENTS .............................           18
   PAYMENTS TO FINANCIAL INTERMEDIARIES ...........................           18
   OTHER POLICIES .................................................           19
   DIVIDENDS AND DISTRIBUTIONS ....................................           22
   TAXES ..........................................................           23
   FINANCIAL HIGHLIGHTS ...........................................           24
   HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ..................   BACK COVER

--------------------------------------------------------------------------------
EDGEWOOD GROWTH FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The investment objective of the Fund is to provide long-term growth of capital. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


      The Fund is non-diversified and will primarily invest in a core group of 15-35 equity securities which includes both common stocks and sponsored American Depositary Receipts ("ADRs"). The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or industry sectors than diversified mutual funds. The Fund focuses on U.S. companies that Edgewood Management LLC (the "Adviser") believes are quality companies with stock that offers the potential for future price appreciation.

      In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company-specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: a record of consistent earnings power; an earnings growth rate in excess of the Russell 1000 Growth Index a dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and an industry growth rate in excess of the growth of gross domestic product ("GDP"). The Fund's investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small-capitalization (between $100 million and $4 billion) and medium-capitalization (between $4 billion and $10 billion) companies.

      The Fund seeks to buy and hold securities for the long term and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security in response to deterioration in a company's business prospects, performance or financial strength, when the security's price is no longer justifiable or if the security demonstrates earnings disappointments.

PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------


      As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

      Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


      The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.


      To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

      When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

      This bar chart shows the performance of the Retail Shares of the Fund for the most recent calendar year.


                                   [BAR CHART]

                                      2007
-------------------------------------------
                                     21.13%


BEST QUARTER                  WORST QUARTER
------------                  -------------
    8.13%                         1.44%
 (06/30/07)                    (12/31/07)

      AVERAGE ANNUAL TOTAL RETURNS

      THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.

                                                         1 Year   Since Inception*
      ----------------------------------------------------------------------------
      Fund Return Before Taxes                            21.13%       14.08%
      ----------------------------------------------------------------------------
      Fund Return After Taxes on Distributions**          20.60%       13.80%
      ----------------------------------------------------------------------------
      Fund Return After Taxes on Distributions and
         Sale of Fund Shares**                            13.87%       11.93%
      ----------------------------------------------------------------------------
      Russell 1000 Growth Index Return (reflects no
         deduction for fees, expenses, or taxes)          11.81%       10.45%
      ----------------------------------------------------------------------------

       * The Fund's inception date is 2/28/06. Index comparisons begin on 02/28/06.

      ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?

      An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


      This table describes the fees and expenses that you may pay if you buy and hold Retail Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                       Retail Shares
      --------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price)                               None
      -------------------------------------------------------------------------------
      Maximum Deferred Sales Charge (Load) (as a percentage of
         net asset value)                                                  None
      -------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends
         and Other Distributions (as a percentage of offering price)       None
      -------------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed,
         if applicable)*                                                   None
      -------------------------------------------------------------------------------


      * Your proceeds can be wired to your bank account (may be subject to a $10 fee), by ACH, or by check to address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                       Retail Shares
      --------------------------------------------------------------------------------
      Investment Advisory Fees                                             1.00%
      --------------------------------------------------------------------------------
      Distribution (12b-1) Fees                                            0.25%
      --------------------------------------------------------------------------------
      Other Expenses*                                                      1.01%
                                                                           -----
      --------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses**                               2.26%
                                                                           -----
      --------------------------------------------------------------------------------
      Less Fee Reductions and Expense Reimbursements                       0.75%
      --------------------------------------------------------------------------------
      Net Expenses**+                                                      1.51%
      --------------------------------------------------------------------------------


      * Other Expenses include shareholder service fees of 0.25% and acquired Fund fees and expenses of less than 0.01%. Acquired Fund fees and expenses are not reflected in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

      ** In addition to the acquired Fund fees and expenses noted above, the Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the "Financial Highlights" section in this prospectus as a result of the low net asset level of the Retail Class during 2007 and the resulting impact on rounding of daily expense accruals. The amounts in the fee table above have been restated to reflect expenses expected to be incurred during the current fiscal year.

      + The Adviser has contractually agreed to limit the Fund's other expenses in order to keep the Net Expenses for Retail Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 1.50% until March 1, 2009. In addition, if at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the Fund's Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. Due to the effect of rounding when acquired Fund fees and expenses are added to Other Expenses, Net Expenses are 0.01% higher than the contractual cap.

      For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE


      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.* Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

          1 Year          3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
           $154            $634              $1,142           $2,537


      * The "1 Year" cost figure in the Example is based on the Fund's Net Expenses shown in the fee table above, which reflect the Adviser's fee reductions and expense reimbursements. The "3 Years," "5 Years" and "10 Years" cost figures in the Example (for periods after the first year) are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT PRINCIPAL RISK
-------------------------------------------------------------------------------

      The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


      The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

      The value of your investment in the Fund is based on the market prices of the securities that the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

      EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

      FOREIGN SECURITY RISK - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------


      The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. In the event that the Adviser determines that securities meeting the Funds investment objectives are not readily available for purchase, the Fund may hold uninvested assets in cash or money market instruments in order to maintain liquidity. In addition, during unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for growth of total return.

      This prospectus describes the Funds primary investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds Statement of Additional Information (SAI) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.


INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


      The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes an alphabetical list of its ten largest portfolio holdings, and the aggregate percentage of the Fund's assets that these securities represent, on a monthly basis, ten
      (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/EDGEWOOD. The information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT ADVISER
--------------------------------------------------------------------------------


      Edgewood Management LLC is a New York limited liability company formed in 2006 and is the successor to Edgewood Management Company, founded in 1974. The Adviser's principal place of business is located at 350 Park Avenue, 18th Floor, New York, New York 10022-6057. As of December 31, 2007, the Adviser had approximately $5.4 billion in assets under management.


      The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and estab-lishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Retail Shares of the Fund. The Adviser has contractually agreed to limit the Fund's other expenses in order to keep the Fund's net expenses (excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 1.50% until March 1, 2009. In addition, if at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the Fund's total annual Fund operating expenses and 1.50%, to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During its most recent fiscal year, the Fund paid 0.26% of its average daily net assets in advisory fees to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from the Fund's inception to April 30, 2006.


INVESTMENT TEAM
--------------------------------------------------------------------------------


      The Edgewood Growth Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. Each portfolio manager has served on the portfolio management team of the Fund since its inception.

      Mr. Alan W. Breed has served as President of the Adviser since June 1998, after serving as a Managing Director from January 1994 to June 1998. Mr. Breed has more than 24 years of investment experience.

      Mr. Lawrence G. Creel has served as Partner of the Adviser since February 1997. Mr. Creel has more than 24 years of investment experience.

      Mr. Scott Edwardson has served as Senior Research Analyst of the Adviser since May 2000. Mr. Edwardson has more than 7 years of investment experience.

      Mr. Alex Farman-Farmaian has served as Vice Chairman and Member of the Board of Managers of the Adviser since January 2006. Prior to joining the Adviser, Mr. Farman-Farmaian served as an Equity Analyst and Portfolio Manager with WP Stewart & Co., Inc. from June 1986 through January 2006. Mr. Farman-Farmaian has more than 21 years of investment experience.

      Mr. Peter Jennison has served as a Member of the Board of Managers of the Adviser since January 2006. Prior to joining the Adviser, Mr. Jennison served as an Equity Analyst and Portfolio Manager with WP Stewart & Co., Inc. from 1989 through January 2006. Mr. Jennison has more than 23 years of investment experience.

      Mr. Jim Robillard has served as Senior Research Analyst of the Adviser since July 2004. Prior to joining the Adviser, Mr. Robillard attended the University of Chicago Graduate School of Business from August 2002 to June 2004. He served as a Marketing Consultant with Coyote Consulting from November 2001 to August 2002 and as Institution Sales Director with Van Wagoner Capital Management from November 1999 to November 2001. Mr. Robillard has more than 10 years of investment experience.

      Mr. Kevin R. Seth has served as Partner of the Adviser since February 1995. Mr. Seth has more than 26 years of investment experience.

      Mr. Nicholas A. Stephens, CFA, has served as Partner of the Adviser since January 1993. Mr. Stephens has more than 23 years of investment experience.

      The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

      This section tells you how to purchase and sell (sometimes called "redeem") Retail Shares of the Fund.

      Retail Shares of the Fund are principally designed for purchase by individual investors.

HOW TO PURCHASE FUND SHARES

      To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-800-791-4226.


      All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's check.

      The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

      The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

      REGULAR MAIL ADDRESS

      Edgewood Growth Fund
      P.O. Box 219009
      Kansas City, MO 64121-9009


      EXPRESS MAIL ADDRESS

      Edgewood Growth Fund
      c/o DST Systems, Inc.
      430 West 7th Street
      Kansas City, MO 64105


BY WIRE

      To open an account by wire, first call 1-800-791-4226 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

      WIRING INSTRUCTIONS


      UMB Bank, N.A.
      ABA#: 101000695
      Edgewood Growth Fund
      DDA# 9870523965
      Ref: account number/account name


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


      You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: Edgewood Growth Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION


      You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the net asset value per share next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund is provided (i) a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, and (ii) sufficient purchase proceeds.


      The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

      In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through your account with your broker or financial intermediary. For the reasons discussed below, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

      Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. So, for you to receive the current Business Day's NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

      If your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

HOW THE FUND CALCULATES NAV

      NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant foreign market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Fund's Board these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

      Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

      With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund will consider any relevant information as related to the securities, such as the performance of securities on their primary exchanges, foreign currency appreciation/depreciation or securities market movements in the United States.


MINIMUM PURCHASES

      To purchase Retail Shares of the Fund for the first time, you must invest at least $3,000 ($2,000 for individual retirement accounts ("IRAs")). There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

FUND CODES


      The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase Retail Shares, check daily NAV or obtain additional information.


      FUND NAME               TRADING SYMBOL         CUSIP       FUND CODE
--------------------------------------------------------------------------------
      Edgewood Growth Fund        EGFFX           0075W0742        2130

HOW TO SELL YOUR FUND SHARES

      If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-800-791-4226.


      If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

      If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


BY MAIL

      To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

            o     The Fund name;

            o     The account number;

            o     The dollar amount or number of shares you wish to redeem;

            o     The account name(s); and

            o The address to which redemption (sale) proceeds should be sent.

      All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

      REGULAR MAIL ADDRESS

      Edgewood Growth Fund
      P.O. Box 219009
      Kansas City, MO 64121-9009

      EXPRESS MAIL ADDRESS

      Edgewood Growth Fund
      430 West 7th Street
      Kansas City, MO 64105

BY TELEPHONE


      To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-800-791-4226 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

      If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY


      Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK AS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

      The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES


      If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


      The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.


TELEPHONE TRANSACTIONS

      Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------

      The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Shares that allows the Fund to pay distribution fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Retail Shares is 0.25% of the average daily net assets of the Fund.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

      The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

      The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

      The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and the Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's SAI.

      The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES
--------------------------------------------------------------------------------


MARKET TIMING POLICIES AND PROCEDURES


      The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

      Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

      The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include:


      o Shareholders are restricted from making more than four "round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


      o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

      The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

      Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy;
      (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.


CUSTOMER IDENTIFICATION AND VERIFICATION


      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.


      What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

      The Fund is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within the timeframe established in the sole discretion of the Fund your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.


      The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM


      Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; and/or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

      You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

      PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income and distributions of long-term capital gains, are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

      Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer.


      MORE INFORMATION ABOUT TAXES IS IN THE SAI.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table that follows presents performance information about the Retail Class shares of the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-791-4226.

                                                                 Edgewood Growth Fund
                                                                    (Retail Class)
                                                         ------------------------------------
                                                            Year Ended        Period Ended
                                                         October 31, 2007   October 31, 2006*
                                                         ----------------   -----------------
Net Asset Value, Beginning of Period ................       $   10.45          $   10.00
Income from Operations:
   Net Investment Loss(1) ...........................           (0.08)             (0.06)
   Net Realized and Unrealized Gain .................            3.16               0.51
                                                            ---------          ---------
     Total from Operations ..........................            3.08               0.45
                                                            ---------          ---------
Net Asset Value, End of Period ......................       $   13.53          $   10.45
                                                            =========          =========
Total Return+ .......................................           29.47%              4.50%
                                                            =========          =========
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands) ............       $     739          $      19
   Ratio of Expenses to Average Net Assets ..........            1.50%              1.50%**
   Ratio of Expenses to Average Net Assets (Excluding
     Waivers/Reimbursements) ........................            1.95%             66.15%**
   Ratio of Net Investment Loss to Average Net
     Assets .........................................           (0.65)%            (0.93)%**
   Portfolio Turnover Rate ..........................              64%                33%***


+ Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

*     Commenced operations on February 28, 2006.

**    Annualized.

***   Not Annualized.


(1)   Calculated using average shares.

                           THE ADVISORS' INNER CIRCLE

                            FUND EDGEWOOD GROWTH FUND


INVESTMENT ADVISER

Edgewood  Management  LLC
350 Park Avenue 18th Floor
New York, New York 10022-6057

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2008, includes detailed information about the Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports list the Fund's holdings and contain information from the Adviser about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION:

BY TELEPHONE: 1-800-791-4226

BY MAIL:      Edgewood Growth Fund
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.edgewoodfunds.com

FROM THE SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE TRUST'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

--------------------------------------------------------------------------------


                                                                 EMC-PS-002-0400

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2008

                       HAVERFORD QUALITY GROWTH STOCK FUND

                               INVESTMENT ADVISER:
                      HAVERFORD INVESTMENT MANAGEMENT, INC.

          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Haverford Quality Growth Stock Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                      PAGE
  PRINCIPAL INVESTMENT STRATEGY ......................................1
  PRINCIPAL RISKS OF INVESTING .......................................1
  PERFORMANCE INFORMATION ............................................2
  FUND FEES AND EXPENSES .............................................3
  MORE INFORMATION ABOUT RISK ........................................4
  MORE INFORMATION ABOUT FUND INVESTMENTS ............................4
  INFORMATION ABOUT PORTFOLIO HOLDINGS ...............................4
  INVESTMENT ADVISER .................................................4
  PORTFOLIO MANAGERS .................................................5
  PURCHASING AND SELLING FUND SHARES .................................6
  OTHER POLICIES .....................................................10
  SHAREHOLDER SERVICING ARRANGEMENTS .................................12
  PAYMENTS TO FINANCIAL INTERMEDIARIES ...............................13
  DIVIDENDS AND DISTRIBUTIONS ........................................13
  TAXES ..............................................................13
  FINANCIAL HIGHLIGHTS ...............................................15
  HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ......................Back Cover

HAVERFORD QUALITY GROWTH STOCK FUND

FUND SUMMARY

INVESTMENT GOAL                         Long-term growth of capital

INVESTMENT FOCUS                        Large-capitalization U.S. common stocks
                                        of growth companies

SHARE PRICE VOLATILITY                  Medium

PRINCIPAL INVESTMENT STRATEGY           Investing in well-known and established
                                        stocks with continued earnings growth
                                        and a history of paying regular
                                        dividends

INVESTOR PROFILE                        Investors who seek long-term growth of
                                        capital and income and are willing to
                                        bear the risk of investing in equity
                                        securities

PRINCIPAL INVESTMENT STRATEGY

The Haverford Quality Growth Stock Fund invests primarily (at least 80% of its net assets) in common stocks. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund focuses on large-cap U.S. companies (those with market capitalizations greater than $10 billion) that Haverford Investment Management, Inc. ("Haverford" or the "Adviser") believes are quality companies with stock that offers the potential for future price appreciation. The Adviser considers quality growth companies to have a history of predictable and consistent earnings growth; have regular, growing dividend payments; and be industry leaders in their respective categories. After screening companies based on these criteria, the Adviser invests in companies that it believes offer exceptional financial strength, industry position, franchise recognition, and consistent and predictable growth in earnings and dividends. Using this strategy, the Fund will ordinarily expect to hold stocks of 25 to 35 different companies operating in 15 to 20 different industries.

The Fund seeks to buy and hold its securities for the long term and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security for the following reasons: in response to deterioration in a company's business prospects, performance, or financial strength; when it becomes over-valued or comprises too large of a position in the Fund's portfolio; or when better opportunities are available among similar companies.

PRINCIPAL RISKS OF INVESTING

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Investors are also subject to the risk that the Fund's market segment, large-cap growth stocks, may underperform other equity market segments or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows how performance of the Fund has varied from calendar year to calendar year.

                  2005                        0.07%
                  2006                       10.86%
                  2007                        4.01%

               BEST QUARTER                WORST QUARTER

                   6.30%                      (2.98)%
                (06/30/07)                  (03/31/05)

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE S&P 500 INDEX.

                                                                            1 YEAR       SINCE INCEPTION*
---------------------------------------------------------------------- ----------------- ------------------
Fund Return Before Taxes                                                    4.01%              5.10%
Fund Return After Taxes on Distributions                                    3.25%              4.65%
Fund Return After Taxes on Distributions and Sale of Fund Shares            2.84%              4.20%
S&P 500 Index (reflects no deduction for expenses or taxes)                 5.49%              9.50%

------------
*    Inception date is June 30, 2004.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees .....................................    0.60%

Other Expenses*...............................................    1.19%
                                                                  ----
Total Annual Fund Operating Expenses+.........................    1.80%

Less Fee Reductions and Expense Reimbursements................   (0.79)%
                                                                 -----
Net Expenses**................................................    1.01%

------------
* Other Expenses include acquired Fund fees and expenses of less than 0.01%.
** The Adviser has contractually agreed to reduce fees and/or reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's average daily net assets until March 1, 2009. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.00% to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. Due to the effect of rounding when acquired Fund fees and expenses are added to Other Expenses, Net Expenses are 0.01% higher than the contractual cap.
+ The Total Annual Fund Operating Expenses and Net Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.* Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

           1 YEAR            3 YEARS          5 YEARS          10 YEARS
            $103              $489             $902             $2,051

------------
* THE "1 YEAR" COST FIGURE IN THE EXAMPLE IS BASED ON THE FUND'S NET EXPENSES SHOWN IN THE FEE TABLE ABOVE, WHICH REFLECT THE ADVISER'S FEE REDUCTIONS AND EXPENSE REIMBURSEMENTS. THE "3 YEARS," "5 YEARS" AND "10 YEARS" COST FIGURES IN THE EXAMPLE (FOR PERIODS AFTER THE FIRST YEAR) ARE BASED ON THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, WHICH DO NOT REFLECT FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. The Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net ass'ets in common stocks. This nonfundamental policy may be changed upon 60 days' written notice to shareholders. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for growth of capital.


INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's principal place of business is located at Three Radnor Corporate Center, Suite 450, Radnor, PA 19087-4546. The Adviser is an affiliate of The Haverford Trust Company ("Haverford Trust"). Founded in 1979, Haverford Trust offers trust, estate and private banking services. As of December 31, 2007, the Adviser had approximately $179.6 million in assets under management. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60%, based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's average daily net assets until March 1, 2009. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.00% for the Fund, to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. For the fiscal year ended October 31, 2007, the Adviser was paid 0.60% of the Fund's average daily net assets. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Annual Report dated October 31, 2007.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Joseph J. McLaughlin, Jr., President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 1992 and has over 26 years of investment experience. Mr. McLaughlin received a B.S. degree from St. Joseph's University.

Binney H.C. Wietlisbach, Executive Vice President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 1991 and has over 21 years of investment experience. Ms. Wietlisbach received a B.S. degree from Penn State University.

George W. Connell, Chairman, Chief Executive Officer and Member of the Investment Selection Committee, Executive Committee and Board of Directors, founded Haverford in 1979 and has over 48 years of investment experience. Mr. Connell received a B.S. degree from the University of Pennsylvania, Wharton School.

Henry B. Smith, Vice President, Chief Investment Officer and Chairperson of the Investment Selection Committee, joined Haverford in 1991 and has over 23 years of investment experience. Mr. Smith received a B.A. degree from Franklin & Marshall College.

Jason D. Pride, Vice President, Director of Research and Member of the Investment Selection Committee, joined Haverford in 2001 and has over 10 years of investment experience. Prior to joining Haverford, Mr. Pride was a research analyst at Logan Capital Management, Inc. and Warburg Dillon Read, LLC. Mr. Pride received a B.S. degree from the Massachusetts Institute of Technology.

David Brune, Vice President and Member of the Investment Selection Committee, joined Haverford in 2004 and has over 17 years of investment experience. Prior to joining Haverford, Mr. Brune was a Vice President for PNC Advisors. Mr. Brune holds a Chartered Financial Analyst designation and received a B.S. degree from the University of Delaware.

Jonathan D. Smith, Vice President, Chief Investment Officer of Fixed Income and Member of the Investment Selection Committee, joined Haverford in 2005 and has over 13 years of investment experience. Prior to joining Haverford, Mr. Smith was the President of Andres Capital Management. Mr. Smith holds a Chartered Financial Analyst designation and received a B.S. from Thomas Jefferson University and an M.B.A. from the Wharton School of the University of Pennsylvania.

THE ADVISER'S PAST PERFORMANCE

The following table represents the performance information for all the private accounts managed by Haverford Trust with investment objectives, policies and strategies that are substantially similar to those of the Fund, as well as a comparison to the Fund's performance benchmark. These private accounts were managed by the same team of investment professionals that currently manage the investments of the Fund. These similarly managed private accounts are referred to as Haverford Trust's "Quality Equity Composite." The performance information was prepared in accordance with applicable the standards of the Chartered Financial Analyst Institute (CFAI), but not in accordance with SEC standards.

The performance of the Quality Equity Composite (net of fees) reflects Haverford Trust's applicable account fees and expenses; however, the Fund's fees and expenses are generally expected to be higher than those of the accounts included in the Quality Equity Composite. If the Fund's fees and expenses had been imposed on the accounts included in the Quality Equity Composite, the performance shown below would have been lower. For example, the Quality Equity Composite does not reflect custody fees or other expenses, normally paid by mutual funds. Further, the accounts included in the Quality Equity Composite were not subject to the investment limitations, diversification requirements and other legal and tax restrictions that are applicable to the Fund. If these limitations and restrictions were imposed on the accounts included in the Quality Equity Composite, it could have adversely affected their performance.

THE INFORMATION IN THE TABLE DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE FUND. IT SHOWS THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY THE ADVISER. THE PAST PERFORMANCE OF THE QUALITY EQUITY COMPOSITE IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE FUND.

    ------------------------------- -------------------------------------------------------------------
                                                     AVERAGE ANNUAL TOTAL RETURN FOR
                                                   THE PERIODS ENDED DECEMBER 31, 2007
    ------------------------------- ------------- ----------------- --------------- -------------------
    COMPOSITE/BENCHMARK                1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION*
    ------------------------------- ------------- ----------------- --------------- -------------------
    Quality Equity Composite
    (gross of fees)                    3.83%           8.29%            5.29%             14.30%
    ------------------------------- ------------- ----------------- --------------- -------------------
    Quality Equity Composite
    (net of fees)                      3.31%           7.76%            4.77%             13.74%
    ------------------------------- ------------- ----------------- --------------- -------------------
    S&P 500 Index**                    5.49%           12.83%           5.91%             13.19%
    ------------------------------- ------------- ----------------- --------------- -------------------

------------
*    Inception date is 1/1/1979.
** The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-866-301-7212.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS
Haverford Quality Growth Stock Fund

P.O. Box 219745

Kansas City, MO 64121-9745

EXPRESS MAIL ADDRESS
Haverford Quality Growth Stock Fund
c/o DST Systems
430 W. 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-866-301-7212 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA #101000695

The Haverford Quality Growth Stock Fund
DDA Acct. #9870523965

Ref: fund name/account number/account name


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: Haverford Quality Growth Stock Fund, P.O. Box 219745, Kansas City, MO 64121-9745 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares by mail or wire on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV, or obtain additional information.

FUND NAME                              TRADING SYMBOL      CUSIP      FUND CODE
------------------------------------   --------------    ---------    ---------
Haverford Quality Growth Stock Fund         HAVGX        0075W0866       1225

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-301-7212.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to close your account, or have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

The sale price of each share will be the next NAV determined after the Fund (or an authorized broker) receives your request.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be sent to your bank account via wire (subject to a $10 fee) of ACH, or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Fund may also redeem in kind to discourage short-term trading of shares. In the event that shares are redeemed in kind, investors will generally bear market risks until the securities are converted into cash.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a

          "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Advisory Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within the timeframe established in the sole discretion of the Fund your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close your account at the NAV next-determined if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the NAV next-determined and remit proceeds to you via check. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services or; (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income quarterly and the Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-301-7212.

FINANCIAL HIGHLIGHTS
HAVERFORD QUALITY GROWTH STOCK FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                               NET
                 NET ASSET        NET        REALIZED                     DIVIDENDS     DISTRIBUTIONS        TOTAL        NET  ASSET
                   VALUE,     INVESTMENT       AND         TOTAL FROM     FROM NET        FROM NET         DIVIDENDS      VALUE END
                 BEGINNING      INCOME      UNREALIZED     INVESTMENT     INVESTMENT      REALIZED            AND            OF
                 OF PERIOD      (LOSS)      GAIN/(LOSS)    OPERATIONS      INCOME          GAIN          DISTRIBUTIONS     PERIOD
------------------------------------------------------------------------------------------------------------------------------------
HAVERFORD QUALITY GROWTH STOCK FUND

October 31,       $10.94       $0.10(1)       $0.95          $1.05         $(0.10)        $(0.14)           $(0.24)         $11.75
 2006
to October 31,
 2007
October 31,        $9.98       $0.10(1)       $0.96          $1.06         $(0.10)            --            $(0.10)         $10.94
 2005
to October 31,
 2006
October 31,        $9.75    $0.11(1)(3)       $0.24          $0.35         $(0.12)            --            $(0.12)          $9.98
 2004
to October 31,
 2005
June 30,          $10.00    $0.04(1)         $(0.28)(2)      $(0.24)        $(0.01)            --            $(0.01)          $9.75
 2004* to
October 31,
 2004


[RESTUBBED TABLE]

                                                                           RATIO OF
                                                                          EXPENSES TO
                                                                            AVERAGE
                                                           RATIO OF       NET ASSETS
                                                           EXPENSES       (EXCLUDING         RATIO OF
                                                          TO AVERAGE        WAIVERS,            NET
                              NET ASSETS    RATIO OF      NET ASSETS     REIMBURSEMENTS      INVESTMENT
                               END OF       EXPENSES      (EXCLUDING          AND            INCOME TO
                  TOTAL        PERIOD      TO AVERAGE     FEES PAID        FEES PAID           AVERAGE        PORTFOLIO
                 RETURN+    (THOUSANDS)    NET ASSETS     INDIRECTLY)     INDIRECTLY)         NET ASSETS      TURNOVER
------------------------------------------------------------------------------------------------------------------------------------
HAVERFORD QUALITY GROWTH STOCK FUND

October 31,       9.80%       $24,644        1.00%          1.02%            1.79%             0.94%           16%
 2006
to October 31,
 2007
October 31,      10.64%       $21,128        1.00%          1.02%            2.03%             0.94%           48%***
 2005
to October 31,
 2006
October 31,       3.57%       $22,421        1.00%          1.00%            2.11%             1.10%(3)        13%
 2004
to October 31,
 2005
June 30,        (2.40)%       $13,253        1.00**         1.00**          14.09%**           1.10%***         3%
2004* to
October 31,
 2004


------------
*    Commencement of Operations.
**   Annualized.
*** The reason for the turnover increase from 2005 to 2006 is because a major shareholder in the fund withdrew significant assets during the year, forcing the fund to liquidate close to $10 million in equity. This one-time event effected turnover.
+ Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)  Per share data calculated using the average shares method.
(2) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the initial low level of average net assets associated with commencement of operations.
(3) Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.32%, respectively, resulting from an extraordinary dividend from Microsoft in November 2004.

                         THE ADVISORS' INNER CIRCLE FUND
                       HAVERFORD QUALITY GROWTH STOCK FUND

INVESTMENT ADVISER

Haverford Investment Management, Inc.
Three Radnor Corporate Center
Suite 450
Radnor, PA 19087-4546

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2008, includes detailed information about the Haverford Quality Growth Stock Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-866-301-7212

BY MAIL:          Haverford Quality Growth Stock Fund

                  P.O. Box 219745

                  Kansas City, MO 64121-9745

BY INTERNET:      www.haverfordfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.

                                                                 HIM-PS-001-0500

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2008

                             WHG LARGECAP VALUE FUND
                           WHG INCOME OPPORTUNITY FUND

                                 A CLASS SHARES

                               INVESTMENT ADVISER:
                            WESTWOOD MANAGEMENT CORP.

   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The WHG LargeCap Value Fund and the WHG Income Opportunity Fund (each, a "Fund" and together, the "Funds") are each a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about A Class Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:


                                                                          PAGE
     WHG LARGECAP VALUE FUND..............................................1
         FUND INVESTMENT OBJECTIVE........................................1
         PRINCIPAL INVESTMENT STRATEGIES..................................1
         PRINCIPAL RISKS OF INVESTING IN THE FUND.........................1
         PERFORMANCE INFORMATION..........................................3
         FUND FEES AND EXPENSES...........................................4
     WHG INCOME OPPORTUNITY FUND..........................................6
         FUND INVESTMENT OBJECTIVE........................................6
         PRINCIPAL INVESTMENT STRATEGIES..................................6
         PRINCIPAL RISKS OF INVESTING IN THE FUND.........................6
         PERFORMANCE INFORMATION..........................................8
         FUND FEES AND EXPENSES...........................................10
     MORE INFORMATION ABOUT RISK..........................................12
     MORE INFORMATION ABOUT FUND INVESTMENTS..............................13
     INFORMATION ABOUT PORTFOLIO HOLDINGS.................................13
     INVESTMENT ADVISER...................................................13
     PORTFOLIO MANAGERS...................................................14
     RELATED PERFORMANCE DATA OF THE ADVISER..............................16
     PURCHASING, SELLING AND EXCHANGING FUND SHARES.......................20
     DISTRIBUTION OF FUND SHARES..........................................28
     SHAREHOLDER SERVICING ARRANGEMENTS...................................28
     PAYMENTS TO FINANCIAL INTERMEDIARIES.................................29
     OTHER POLICIES.......................................................29
     DIVIDENDS AND DISTRIBUTIONS..........................................31
     TAXES................................................................32
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS..................Back Cover

                             WHG LARGECAP VALUE FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the WHG LargeCap Value Fund is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other equity securities of large capitalization companies. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests will be primarily common stocks, but may also include shares of large-cap stocks of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser expects that the Fund's investments in foreign companies will normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 40-60 securities with attractive valuations. In selecting investments for the Fund, Westwood Management Corp. (the "Adviser") utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the Fund's target capitalization range.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

INVESTMENTS IN ETFS - To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts, which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Similar to REITs, the Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Please note that the A Class Shares do not have a full calendar year of performance.

THE BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FOR THE MOST RECENT CALENDAR YEAR. THE AVERAGE ANNUAL TOTAL RETURN TABLE COMPARES THE AVERAGE ANNUAL RETURNS OF INSTITUTIONAL SHARES OF THE FUND TO THOSE OF BROAD-BASED SECURITIES MARKET INDEXES. INSTITUTIONAL SHARES OF THE FUND ARE OFFERED IN A SEPARATE PROSPECTUS. A CLASS SHARES OF THE FUND WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE AS INSTITUTIONAL SHARES BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND THE ANNUAL RETURNS WOULD DIFFER ONLY TO THE EXTENT THAT THE EXPENSES OF THE A CLASS SHARES ARE HIGHER THAN THE EXPENSES OF THE INSTITUTIONAL SHARES AND, THEREFORE, RETURNS FOR THE A CLASS SHARES WOULD BE LOWER THAN THOSE OF THE INSTITUTIONAL SHARES. RETURNS ARE BASED ON PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

                                    2007                     12.52%

                                BEST QUARTER              WORST QUARTER
                                    7.62%                   (0.55)%
                                 (06/30/2007)             (12/31/2007)

In addition, the Adviser also manages separate accounts and commingled funds with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Related Performance Data of the Adviser."

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S INSTITUTIONAL SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

                                                                                 1 YEAR         SINCE INCEPTION*
---------------------------------------------------------------------------- ---------------- ----------------------
FUND RETURN BEFORE TAXES                                                         12.52%              15.71%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS                                         11.56%              14.96%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND                                      8.17%              13.00%
    SALE OF FUND SHARES
RUSSELL 1000 VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR           (0.17)%              9.46%
  TAXES)

----------
*    Inception date is June 28, 2006.  Index comparisons begin on 06/30/2006.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------- --------------------
                                                                                                  A CLASS SHARES
----------------------------------------------------------------------------------------------- --------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                  5.00%*
----------------------------------------------------------------------------------------------- --------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                              None*
----------------------------------------------------------------------------------------------- --------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a              None
percentage of offering price)
----------------------------------------------------------------------------------------------- --------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)**                                   None
----------------------------------------------------------------------------------------------- --------------------

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------------- ----------------------------------------
                                                                                A CLASS SHARES
------------------------------------------------------------------- ----------------------------------------
Investment Advisory Fees                                                             0.75%
------------------------------------------------------------------- ----------------------------------------
Distribution Fees                                                                    0.28%
------------------------------------------------------------------- ----------------------------------------
Other Expenses+                                                                      1.08%
------------------------------------------------------------------- ----------------------------------------
Total Annual Fund Operating Expenses                                                 2.07%
------------------------------------------------------------------- ----------------------------------------
Less Fee Reductions and Expense Reimbursements                                      (0.82)%
------------------------------------------------------------------- ----------------------------------------
Net Expenses++                                                                       1.26%
------------------------------------------------------------------- ----------------------------------------

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

       ------------------------- ------------------------ ------------------------ --------------------------
                1 YEAR                   3 YEARS                  5 YEARS                  10 YEARS
       ------------------------- ------------------------ ------------------------ --------------------------
                 $622                    $1,044#                  $1,491#                   $2,728#
       ------------------------- ------------------------ ------------------------ --------------------------

* This sales charge varies depending on how much you invest in the Fund. A Class Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Contingent Deferred Sales Charges (CDSC) - A Class Shares."

** Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent by ACH or by check to your address of record.

+    Other Expenses include acquired Fund fees and expenses of less than 0.01%.

++ The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Net Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund's average daily net assets until February 28, 2009. In addition, if at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating

     Expenses" and 1.25% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. Due to the effect of rounding when acquired Fund fees and expenses are added to "Other Expenses," Net Expenses are 0.01% higher than the contractual cap. If interest, taxes, brokerage commissions or extraordinary expenses were included, Net Expenses would be higher.

# The "3 Years," "5 Years" and "10 Years" cost figures in the Example (for periods after the first year) are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

                           WHG INCOME OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVE

The primary investment objective of the WHG Income Opportunity Fund (the "Fund") is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to meet its investment objective by investing generally more than 80% of its assets in dividend-paying and/or interest-bearing securities. The Fund seeks to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, Westwood Management Corp. (the "Adviser") chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, and convertible securities. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and master limited partnerships ("MLPs"), securities of real estate investment trusts ("REITs"), and shares of exchange-traded funds ("ETFs").

The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and ADRs. The Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments are, in aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, whether through investments made in foreign markets or through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

SMALL- AND MID-CAPITALIZATION COMPANY RISK - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MICRO-CAPITALIZATION COMPANY RISK - Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small- capitalization companies and may be more vulnerable to key personnel losses due to reliance on smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small- capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Similar to REITs, the Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FIXED INCOME RISK - The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

INVESTMENTS IN ETFS - To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Please note that the A Class Shares do not have a full calendar year of performance.

THE BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FOR THE MOST RECENT CALENDAR YEAR. THE AVERAGE ANNUAL TOTAL RETURN TABLE COMPARES THE AVERAGE ANNUAL RETURNS OF INSTITUTIONAL SHARES OF THE FUND TO THOSE OF BROAD-BASED SECURITIES MARKET INDEXES. INSTITUTIONAL SHARES OF THE FUND ARE OFFERED IN A SEPARATE PROSPECTUS. A CLASS SHARES OF THE FUND WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE AS INSTITUTIONAL SHARES BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND THE ANNUAL RETURNS WOULD DIFFER ONLY TO THE EXTENT THAT THE EXPENSES OF THE A CLASS SHARES ARE HIGHER THAN THE EXPENSES OF THE INSTITUTIONAL SHARES AND, THEREFORE, RETURNS FOR THE A CLASS SHARES WOULD BE LOWER THAN THOSE OF THE INSTITUTIONAL SHARES. RETURNS ARE BASED ON PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

                                    2006                    12.60 %
                                    2007                      0.43%

                                BEST QUARTER              WORST QUARTER
                                    5.12%                    (2.59)%
                                (12/31/2006)              (12/31/2007)

In addition, the Adviser also manages separate accounts and commingled funds with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Related Performance Data of the Adviser."

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S INSTITUTIONAL SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE CITIGROUP 10-YEAR TREASURY INDEX, THE CITIGROUP 3-MONTH TREASURY BILL INDEX, THE S&P 500 INDEX, THE FTSE NAREIT U.S. EQUITY INDEX AND A 25/25/25/25 BLENDED BENCHMARK INDEX.

                                                                                                SINCE
                                                                                1 YEAR       INCEPTION*
---------------------------------------------------------------------------- ------------- ----------------
FUND RETURN BEFORE TAXES                                                        0.43%           5.91%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS                                       (1.80)%          3.94%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES+               0.61%           4.00%
CITIGROUP 10-YEAR TREASURY INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                                                     9.86%           5.36%
CITIGROUP 3-MONTH TREASURY BILL INDEX (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                                            4.74%           4.76%
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               5.49%          10.53%
FTSE NAREIT U.S. EQUITY INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
  OR TAXES)                                                                    (15.69)%         6.71%
25/25/25/25 BLENDED BENCHMARK INDEX** (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                                            1.07%           7.19%

----------
* Inception date is December 19, 2005. Index comparisons begin on December 31, 2005.
** The 25/25/25/25 Blended Benchmark Index is comprised of the following: 25% of the Citigroup 10-Year Treasury Index, 25% of the Citigroup 3-Month Treasury Bill Index, 25% of the S&P 500 Index, and 25% of the FTSE NAREIT Index.

+ Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes. Treasury bonds are interest-bearing securities sold by the U.S. government with maturities over 10 years. Treasury notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. The Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills. Treasury bills are securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic market through changes in the aggregate market values of 500 stocks representing all major industries. The FTSE NAREIT U.S. Equity Index is an unmanaged capitalization-weighted index that includes all tax-qualified REITs listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------- ---------------
                                                                                                A CLASS SHARES
----------------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                5.00%*
----------------------------------------------------------------------------------------------- ---------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                           None*
----------------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a            None
percentage of offering price)
----------------------------------------------------------------------------------------------- ---------------
Redemption Fee (as a percentage of amount redeemed, if applicable)**                                 None
----------------------------------------------------------------------------------------------- ---------------

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

----------------------------------------------------------- ------------------------------------------------
                                                                            A CLASS SHARES
----------------------------------------------------------- ------------------------------------------------
Investment Advisory Fees                                                         0.75%
----------------------------------------------------------- ------------------------------------------------
Distribution Fees                                                                0.25%
----------------------------------------------------------- ------------------------------------------------
Other Expenses                                                                   0.66%
----------------------------------------------------------- ------------------------------------------------
Acquired Fund Fees and Expenses                                                  0.01%
----------------------------------------------------------- ------------------------------------------------
Total Annual Fund Operating Expenses                                             1.67%
----------------------------------------------------------- ------------------------------------------------
Less Fee Reductions and Expense Reimbursements                                  (0.41)%
----------------------------------------------------------- ------------------------------------------------
Net Expenses+                                                                    1.26%
----------------------------------------------------------- ------------------------------------------------

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

       ------------------------- ------------------------ ------------------------ --------------------------
                1 YEAR                   3 YEARS                  5 YEARS                  10 YEARS
       ------------------------- ------------------------ ------------------------ --------------------------
                 $622                     $962#                   $1,325#                   $2,345#
       ------------------------- ------------------------ ------------------------ --------------------------

* This sales charge varies depending on how much you invest in the Fund. A Class Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Contingent Deferred Sales Charges (CDSC) - A Class Shares."

** Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent by ACH or by check to your address of record.
+ The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Net Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.25% of the Fund's average daily net assets until February 28, 2009. In addition, if at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.25% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. Net Expenses shown include 0.01% of Acquired Fund Fees and Expenses. If interest, taxes, brokerage commissions or extraordinary expenses were included, Net Expenses would be higher.
# The "3 Years," "5 Years" and "10 Years" cost figures in the Example (for periods after the first year) are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

MORE INFORMATION ABOUT RISK

The Funds are mutual funds. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Funds have investment goals and strategies for reaching these goals. The Funds' Adviser invests the Funds' assets in a way that it believes will help the Funds achieve their goals. Still, investing in the Funds involves risk and there is no guarantee that any Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments. AN INVESTMENT IN EACH FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs and royalty trusts, shares of REITs and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK - Investments in securities of foreign companies (including direct investments as well as ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

FIXED INCOME RISK (WHG INCOME OPPORTUNITY FUND ONLY) - The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. Within 60 days of the end of each fiscal quarter (currently, each October 31, January 31, April 30, and July 31), each Fund will post its complete portfolio holdings on the internet at http://www.whgfunds.com. This information is provided with a lag of within 60 days and is publicly available.

INVESTMENT ADVISER

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2007, the Adviser had approximately $7.11 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of each Fund. The Adviser has contractually agreed to limit each Fund's total annual operating expenses for A Class Shares (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.25% of each Fund's average daily net assets until February 28, 2009. To maintain these expense limits, the Adviser may reduce a portion of its management fees and reimburse certain expenses of each Fund. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between each Fund's total annual Fund operating expenses and 1.25%, to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Annual Report dated October 31, 2007.

PORTFOLIO MANAGERS

The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The Fund's investment process is the same for similar accounts, including with respect to the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio management team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio management team.

Although each Fund is managed by a portfolio management team, the Adviser has identified the following team members as those with the most significant responsibility for each Fund's assets. This list does not include all members of the investment team.

Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding the Adviser in April 1983. Ms. Byrne has served on the portfolio team for each Fund since its inception. Ms. Byrne participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Ms. Byrne has more than 38 years of investment experience.

Mr. Mark R. Freeman, CFA, has served as Senior Vice President and Portfolio Manager for the Adviser since July 2006. He joined the Adviser in 1999 and served as Vice President and Portfolio Manager from July of 2000 to July of 2006. Mr. Freeman has served on the portfolio team for each Fund since its inception. Mr. Freeman participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Funds and is also responsible for representing the Funds to investors. Mr. Freeman has more than 20 years of investment experience.

Ms. Kellie R. Stark, CFA, has served as Senior Vice President for the Adviser since July 2004. Prior to this appointment, she served as Vice President and Associate Portfolio Manager for the Adviser from July 1997 to July 2004. She joined the Adviser in 1993 and has served on the portfolio team for the WHG LargeCap Value Fund since its inception. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Ms. Stark has more than 19 years of investment experience.

Mr. Christopher J. MacDonald, CFA, has served as Vice President and Senior Research Group Head of the Adviser since July 2007. Prior to this appointment, he served as Vice President and Research Analyst for the Adviser since 1997. He joined the Adviser in 1994 and has served on the portfolio team for the WHG LargeCap Value Fund since its inception. Mr. MacDonald participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. MacDonald has more than 19 years of investment experience.

Mr. Scott D. Lawson, CFA, has served as Vice President and Senior Research Analyst since he joined the Adviser in October 2003. Mr. Lawson has served on the portfolio team for the WHG LargeCap Value Fund since its inception. He has served on the portfolio team for the above listed Funds since their inception. Prior to joining the Adviser, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the Technology and Industrial sectors. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. Lawson has more than 19 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Vice President and Research Analyst for the Adviser since July 2005. Prior to this appointment, he served as Assistant Vice President and Research Analyst for the Adviser from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. Mr. Williams has served on the portfolio team for the WHG Income Opportunity Fund since its inception. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. Williams has more than 11 years of investment experience.

Ms. Lisa Dong, CFA, has served as Vice President and Research Analyst for the Adviser since June 2005. Prior to this appointment, she served the Adviser as Assistant Vice President and Research Analyst from October 2001 to July 2005, as Research Analyst from June 2001 to October 2001, and as Assistant Research Analyst from December 2000 to June 2001. Ms. Dong has served on the portfolio team for the WHG Income Opportunity Fund since its inception. Ms. Dong participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Ms. Dong has more than 11 years of investment experience.

Mr. Corey Henegar, CFA, has served as Vice President and Research Analyst for the Adviser since July 2007. Prior to this appointment, he served the Adviser as Assistant Vice President and Research Analyst from July 2004 to July 2007, as Research Analyst from July 2002 to July 2004, and as Assistant Research Analyst from June 2001 to July 2002. Mr. Henegar has served on the portfolio team for the WHG Income Opportunity Fund since its inception. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. Henegar has more than 7 years of investment experience.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the related performance of actual, fee-paying separate accounts, each referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of each Fund. None of the Composites reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts and does not represent the performance of the Funds. Performance is related and does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. Each Composite's performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute ("CFAI").(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in the each Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in a Composite was $5 million. The exclusion of accounts with portfolio sizes below $5 million had no material effect on the performance of the Composites. Prior to January 1, 2006, there was no minimum asset size for inclusion in the Composite.

The currency used to express performance in each Composite is U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composites (net of fees) reflects the Adviser's applicable account fees and expenses; however, each Fund's fees and expenses are generally expected to be higher than those of the accounts included in the respective Composite. If the Funds' fees and expenses had been imposed on the accounts included in the respective Composite, the performance shown below would have been lower. The accounts that are included in each Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities tax laws as the Funds.

The investment results for each Composite presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds' own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S LARGECAP VALUE COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 1987 THROUGH DECEMBER 31, 2007)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WHG LARGECAP VALUE FUND.

---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
            TOTAL RETURN      TOTAL RETURN    RUSSELL                                  TOTAL ASSETS AT     PERCENTAGE OF
               (NET OF         (GROSS OF      1000         NUMBER OF                    END OF PERIOD       FIRM ASSETS
  YEAR       INVESTMENT        INVESTMENT     VALUE       PORTFOLIOS    DISPERSION(5)    ($ MILLIONS)
             MANAGEMENT     MANAGEMENT FEES)  INDEX
                FEES)                         (3),(4)
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2007          12.9%            13.3%          (0.2%)        34            0.3            $2,921.7            41.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2006          19.5%            19.9%          22.3%         32            10.1           $2,368.8            43.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2005          15.3%            15.8%           7.1%         32            0.3            $2,656.2            57.7%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2004          13.7%            14.2%          16.5%         39            0.3            $2,572.6            67.7%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2003          24.3%            24.8%          30.0%         42            0.5            $2,341.3            61.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2002         (16.1%)          (15.7%)        (15.5%)        38            0.5            $1,822.5            45.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2001         (8.7%)            (8.2%)         (5.6%)        35            0.4            $1,880.7            46.8%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2000          13.1%            13.5%           7.0%         33            0.6            $1,637.3            46.1%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1999          13.3%            13.8%           7.4%         26            1.6            $1,111.4            48.0%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1998          20.6%            21.5%          15.6%         17            4.3             $536.6             26.2%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1997          32.7%            33.6%          35.2%         11            0.2             $194.0             11.6%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1996          26.9%            27.8%          21.6%          4            0.2             $131.4             14.0%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1995          39.3%            40.5%          38.4%          4            0.0             $112.4             15.7%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------

     ------------------------------------------------------------------------------------------------------
     ANNUALIZED RETURNS (AS OF 12/31/2007)
     ---------------------- ----------------------------------------------------- -------------------------
                                    ADVISER'S
                                COMPOSITE RETURNS
     ---------------------- -------------------------- -------------------------- -------------------------
          TIME PERIOD           NET OF INVESTMENT         GROSS OF INVESTMENT        RUSSELL 1000 VALUE
                                 MANAGEMENT FEES            MANAGEMENT FEES              INDEX(3), (4)
     ---------------------- -------------------------- -------------------------- -------------------------
            1 Year                    12.9%                      13.3%                     (0.2%)
     ---------------------- -------------------------- -------------------------- -------------------------
            2 Years                   16.1%                      16.6%                     10.5%
     ---------------------- -------------------------- -------------------------- -------------------------
            3 Years                   15.9%                      16.3%                      9.3%
     ---------------------- -------------------------- -------------------------- -------------------------
            4 Years                   15.3%                      15.8%                     11.1%
     ---------------------- -------------------------- -------------------------- -------------------------
            5 Years                   17.0%                      17.5%                     14.6%
     ---------------------- -------------------------- -------------------------- -------------------------
            6 Years                   10.7%                      11.2%                      8.9%
     ---------------------- -------------------------- -------------------------- -------------------------
            7 Years                   7.7%                       8.2%                       6.7%
     ---------------------- -------------------------- -------------------------- -------------------------
            8 Years                   8.4%                       8.9%                       6.8%
     ---------------------- -------------------------- -------------------------- -------------------------
            9 Years                   8.9%                       9.4%                       6.8%
     ---------------------- -------------------------- -------------------------- -------------------------
           10 Years                   10.0%                      10.6%                      7.7%
     ---------------------- -------------------------- -------------------------- -------------------------
           11 Years                   11.9%                      12.5%                      9.9%
     ---------------------- -------------------------- -------------------------- -------------------------
           12 Years                   13.1%                      13.7%                     10.9%
     ---------------------- -------------------------- -------------------------- -------------------------
           13 Years                   14.9%                      15.5%                     12.8%
     ---------------------- -------------------------- -------------------------- -------------------------
           14 Years                   14.1%                      14.7%                     11.6%
     ---------------------- -------------------------- -------------------------- -------------------------
           15 Years                   14.4%                      15.0%                     12.1%
     ---------------------- -------------------------- -------------------------- -------------------------
           16 Years                   14.0%                      14.6%                     12.1%
     ---------------------- -------------------------- -------------------------- -------------------------
           17 Years                   14.5%                      15.2%                     12.9%
     ---------------------- -------------------------- -------------------------- -------------------------
           18 Years                   13.0%                      13.7%                     11.6%
     ---------------------- -------------------------- -------------------------- -------------------------
           19 Years                   13.9%                      14.6%                     12.3%
     ---------------------- -------------------------- -------------------------- -------------------------
           20 Years                   14.0%                      14.7%                     12.8%
     ---------------------- -------------------------- -------------------------- -------------------------
           21 Years                   13.7%                      14.4%                     12.2%
     ---------------------- -------------------------- -------------------------- -------------------------
        Since Inception               13.7%                      14.4%                     12.2%
           (1/1/87)
     ---------------------- -------------------------- -------------------------- -------------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis starting January 1, 1987 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the LargeCap Value strategy, 0.75% on the first $25 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for the entire year. Westwood Management Corp. has been verified for the periods January 1, 1995 through December 31, 2006 by an independent verifier. A copy of the verification report is available upon request.

(3) The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-capitalization sector of the U.S. equity markets. It contains those Russell 1000 Index companies with lower-price-to-book ratios and lower forecasted growth.

(4) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(5) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).

THE ADVISER'S INCOME OPPORTUNITY COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 2003 THROUGH DECEMBER 31, 2007)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WHG INCOME OPPORTUNITY FUND.

--------- --------- ---------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- ----------
  YEAR    TOTAL      TOTAL      10 YEAR    3 MONTH    S&P       NAREIT      BLENDED     NUMBER OF   DISPERSION   TOTAL    PERCENTAGE
          RETURN     RETURN     TREASURY   TREASURY   500       (6),(8)   BENCHMARK     PORTFOLIOS     (9)       ASSETS      OF FIRM
          (NET OF    (GROSS     NOTE        BILL      (5),(8)              (7),(8)                               AT END       ASSETS
          INVESTMENT OF          (3),(8)     (4),(8)                                                             OF
          MANAGEMENT INVESTMENT                                                                                   PERIOD
           FEES)     MANAGEMENT
                       FEES)
--------- --------- ---------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- ----------
  2007      0.2%      0.8%       9.8%       4.7%       5.5%     (15.7%)      1.0%          3           1.1       $190.6       2.7%
--------- --------- ---------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- ----------
  2006     13.7%      14.1%      1.4%       4.8%      15.8%     35.1%       13.7%          5           0.2       $235.0       4.3%
--------- --------- ---------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- ----------
  2005      5.4%      5.7%       2.0%       3.0%       4.9%     12.2%        5.7%          20          0.3       $119.6       2.6%
--------- --------- ---------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- ----------
  2004     16.3%      16.8%      4.9%       1.2%      10.9%     31.6%       12.0%          2           0.3       $32.7        0.9%
--------- --------- ---------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- ----------
  2003     23.2%      23.5%      1.3%       1.1%      28.7%     37.1%       16.3%          2           0.2       $18.9        0.5%
--------- --------- ---------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- ----------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED RETURNS (AS OF 12/31/2007)
---------------------- --------------------------------------- ------------ ------------ ---------- ------------ ------------------
                                     ADVISER'S
                       COMPOSITE RETURNS
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
     TIME PERIOD            NET OF             GROSS OF          10 YEAR      3 MONTH    S&P        NAREIT(6),(8)     BLENDED
                          INVESTMENT          INVESTMENT        TREASURY     TREASURY     500(5),(8)               BENCHMARK(7),(8)
                        MANAGEMENT FEES     MANAGEMENT FEES     NOTE(3),(8)   BILL(4),(8)
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
1 Year                       0.2%                0.8%             9.8%         4.7%        5.5%       (15.7%)          1.0%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
2 Years                      6.6%                7.2%             5.5%         4.8%        10.5%       6.7%            7.2%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
3 Years                      6.2%                6.7%             4.3%         4.2%        8.6%        8.5%            6.7%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
4 Years                      8.7%                9.2%             4.5%         3.4%        9.2%        13.6%           8.0%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
5 Years                      11.4%               11.9%            3.8%         3.0%        12.8%       18.2%           9.6%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
Since Inception              11.4%               11.9%            3.8%         3.0%        12.8%       18.2%           9.6%
(1/1/03)
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis starting January 1, 2003 for the Composites; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composites. Westwood's fee schedules for the Income Opportunity strategy is 0.80% on the first $10 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for the entire year. Westwood Management Corp. has been verified for the periods January 1, 1995 through December 31, 2006 by an independent verifier. A copy of the verification report is available upon request.

(3) The Citigroup Treasury 10-Year Index computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.

(4) The Citigroup 3-Month Treasury Bill Index computes returns for the current Treasury Bills with a maturity of 90 days or less.

(5) The S&P 500 Index is a widely recognized, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(6) The NAREIT U.S. Equity Index is an unmanaged index of all tax qualified REITs listed on the NYSE, AMEX and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

(7) The blended benchmark is comprised of the following: 25% S&P 500 Index / 25% NAREIT U.S. Equity Index / 25% Citigroup 3 Month Treasury Bill Index / 25% Citigroup 10-Yr. Treasury Note Index.

(8) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(9) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Class Shares of the Funds.

A Class Shares are for individual and retail investors.

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG or log on to the Funds' website at WWW.WHGFUNDS.COM.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Market Timing Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

REGULAR MAIL ADDRESS

WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

WHG Funds
430 W. 7th Street
Kansas City, MO  64105

BY WIRE

To open an account by wire, first call 1-877-FUND-WHG for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#:  101000695
WHG Funds
DDA# 9871063178
Ref: Fund name/account name/account number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $25 per Fund. To cancel or change a plan, write to the Funds at: WHG Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 W. 7th Street, Kansas City, MO 64015). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share (the "Offering Price") will be the net asset value per share ("NAV") next-determined after the Fund receives your purchase order in proper form. "Proper form" means that the Funds were provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through your account with your broker or financial intermediary. For the reasons discussed below, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with a Fund. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Certain financial intermediaries are authorized agents of the Funds for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next-determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. So, for you to receive the current Business Day's NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

If your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Funds. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next-determined after the Funds' transfer agent receives the order from the intermediary. Please contact your financial intermediary to find out if they qualify as an Authorized Intermediary.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than what the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds will consider any relevant information as related to the securities such as, the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the U.S.

MINIMUM PURCHASES

To purchase shares for the first time, including an initial purchase through an individual retirement account ("IRA") or other tax qualified account, you must invest at least $5,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts at its discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase A Class Shares of a Fund, check daily NAV or obtain additional information.

FUND NAME                                           TRADING SYMBOL                CUSIP               FUND CODE
---------------------------------------------- -------------------------- ----------------------- -------------------
WHG LargeCap Value Fund                                  WWLAX                  0075W0635                2685
---------------------------------------------- -------------------------- ----------------------- -------------------
WHG Income Opportunity Fund                              WWIAX                  0075W0643                2686
---------------------------------------------- -------------------------- ----------------------- -------------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds' transfer agent directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing. The Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

BY MAIL

To redeem shares by mail, please send a letter to a Fund signed by all registered parties on the account specifying:

     o   The Fund name;
     o   The account number;
     o   The dollar amount or number of shares you wish to redeem;
     o   The account name(s); and
     o   The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

WHG Funds
430 W. 7th Street
Kansas City, MO 64105

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG to redeem your shares. Based on your instructions, a Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

RECEIVING YOUR MONEY

Normally, a Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via Automated Clearing House to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange A Class Shares of one WHG Fund for A Class Shares of another WHG Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SALES CHARGES

FRONT-END SALES CHARGES - A CLASS SHARES

The offering price of A Class Shares is the NAV next calculated after the Funds receive your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

------------------------------------------- ----------------------------------- ------------------------------------
IF YOUR INVESTMENT IS:                      YOUR SALES CHARGE AS A PERCENTAGE    YOUR SALES CHARGE AS A PERCENTAGE
                                                            OF                                OF YOUR
                                                      OFFERING PRICE                      NET INVESTMENT
------------------------------------------- ----------------------------------- ------------------------------------
Less than $50,000                                         5.00%                                5.26%
------------------------------------------- ----------------------------------- ------------------------------------
$50,000 but less than $100,000                            4.00%                                4.17%
------------------------------------------- ----------------------------------- ------------------------------------
$100,000 but less than $250,000                           3.00%                                3.09%
------------------------------------------- ----------------------------------- ------------------------------------
$250,000 but less than $500,000                           2.50%                                2.56%
------------------------------------------- ----------------------------------- ------------------------------------
$500,000 but less than $1,000,000                         2.00%                                2.04%
------------------------------------------- ----------------------------------- ------------------------------------
$1,000,000 and over*                                       None                                None
------------------------------------------- ----------------------------------- ------------------------------------

* Even though you do not pay a sales charge on purchases of $1,000,000 or more, these purchases may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Contingent Deferred Sales Charge (CDCS) - A Class Shares."

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE - A CLASS SHARES

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on A Class Shares purchased:

     o   Through reinvestment of dividends and distributions;
     o Through an account advised or sub-advised by the Adviser or its affiliates;
     o By persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of A Class Shares");
     o By employees, officers and directors, and members of their immediate family, of the Adviser and its affiliates;
     o By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more WHG Funds;
     o By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;
     o Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge;
     o Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the Adviser or distributor;
     o Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the distributor; and
     o   Certain other investors as deemed appropriate by the Adviser.

REPURCHASE OF A CLASS SHARES

You may repurchase any amount of A Class Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Class Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Class Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

RIGHTS OF ACCUMULATION
In calculating the appropriate sales charge rate, this right allows you to add the value of the A Class Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any A Class Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT
You may purchase A Class Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Class Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of A Class Shares sold subject to a sales charge. As a result, shares of the A Class Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Class Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Class Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE
When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of A Class Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Class Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Funds' distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Funds' distributor from any sales charge it receives or from any other source available to it. Under any such program, the Funds' distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Fund's sales charges may be obtained free of charge by calling toll-free 1-877-FUND-WHG.

CONTINGENT DEFERRED SALES CHARGES (CDSC) - A CLASS SHARES

You will not pay a sales charge if you purchase $1,000,000 or more of A Class Shares. The offering price of A Class Shares is calculated in the NAV. If you purchase $1,000,000 or more of A Class Shares and sell your shares within 12 months after your purchase, you may pay a CDSC of 1.00% on certain purchases for either (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of A Class Shares of one Fund for A Class Shares of another Fund.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for A Class Shares that allows the Funds to pay distribution and service fees for the sale and distribution of their shares, and for services provided to shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for A Class Shares is 0.25%.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. "Financial Intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how Financial Intermediaries may be paid for providing these services.

The Funds generally pay Financial Intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. The services for which Financial Intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your Financial Intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your Financial Intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to Financial Intermediaries by each Fund, the Adviser or its affiliates may, at their own expense, pay Financial Intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated Financial Intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A Financial Intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, Financial Intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by Financial Intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see "Payments to Financial Intermediaries" and "Shareholder Services" in the Funds' SAI.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of the Funds' shares, the amount of the Funds' assets serviced by the Financial Intermediary or the quality of the Financial Intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a Financial Intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or price of the Funds' shares. Please contact your Financial Intermediary for information about any payments it may receive in connection with the sale of the Funds' shares or the provision of services to the Funds' shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Funds may invest in foreign securities that trade primarily on markets that close prior to the time a Fund determines its NAV, frequent trading may have a greater potential to dilute the value of a Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

In addition, because the WHG Income Opportunity Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, this Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Funds' policies and procedures by the use of multiple accounts. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips" into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o Each Fund reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the

         Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within the timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The WHG LargeCap Value Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. The WHG Income Opportunity Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

Because the Funds may invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. The Fund may be able to make an election to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it makes this decision.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Institutional Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the period of its operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-386-3944.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31(1)

                                                                           WHG LARGECAP VALUE FUND
                                                                            INSTITUTIONAL SHARES
                                                                         2007                 2006
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.72               $10.00
                                                                        ------               ------
    Net Investment Income(2)                                             0.12                 0.04
    Net Realized and Unrealized Gain on Investments                      2.18                 0.68
                                                                        ------               ------
       Total from Investment Operations                                  2.30                 0.72
                                                                        ------               ------
    Dividends from Net Investment Income                                (0.04)                --
                                                                        ------               ------
        Total Dividends                                                 (0.04)                --
                                                                        ------               ------
NET ASSET VALUE, END OF PERIOD                                          $12.98               $10.72
                                                                        ======               ======
TOTAL RETURN+                                                           21.54%               7.20%
                                                                        ======               ======
Net Assets, End of Period (000)                                         $23,841              $8,780
Ratio of Expenses to Average Net Assets                                  1.00%               1.00%*
Ratio of Expenses to Average Net Assets (Excluding Waivers,
    Expense Reimbursements and Fees Paid Indirectly)                     1.82%               3.39%*
Ratio of Net Investment Income to Average Net Assets                     1.04%               1.04%*
Portfolio Turnover Rate                                                   50%                13%**
Amounts designated as "--" are $0 or have been rounded to $0.

----------
+ Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
*    Annualized.
**   Not annualized.
(1)  WHG LargeCap Value Fund commenced operations on June 28, 2006.
(2)  Calculation performed using average shares for the period.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31(1)

                                                                        WHG INCOME OPPORTUNITY FUND
                                                                            INSTITUTIONAL SHARES
                                                                       2007                  2006
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.45                $10.00
                                                                      ------                ------
    Net Investment Income(2)                                           0.59                  0.43
    Net Realized and Unrealized Gain on Investments                   0.14(4)                0.39
                                                                      ------                ------
       Total from Investment Operations                                0.73                  0.82
                                                                      ------                ------
Dividends and Distributions:
    Dividends from Net Investment Income                              (0.57)                (0.37)
    Net Realized Gains                                                 --(3)                  --
                                                                      ------                ------
       Total Dividends and Distributions                              (0.57)                (0.37)
NET ASSET VALUE, END OF PERIOD                                        $10.61                $10.45
                                                                      ======                ======
TOTAL RETURN+                                                          7.00%                 8.42%
                                                                      ======                ======
Net Assets, End of Period (000)                                      $124,430               $72,773
Ratio of Expenses to Average Net Assets                                1.00%                1.00%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and
    Fees Paid Indirectly)                                              1.41%                1.73 %*
Ratio of Net Investment Income to Average Net Assets                   5.45%                4.89%*
Portfolio Turnover Rate                                                 62%                  45%**
Amounts designated as "--" are $0 or have been rounded to $0.

----------
+ Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
*    Annualized.
**   Not annualized.
(1)  WHG Income Opportunity Fund commenced operations on December 19, 2005.
(2)  Calculation performed using average shares for the period.
(3)  Amount is less than $0.01 per share.
(4) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

                         THE ADVISORS' INNER CIRCLE FUND

                                    WHG FUNDS

INVESTMENT ADVISER

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2008, includes detailed information about the WHG Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on the Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-877-FUND-WHG

BY MAIL:          WHG Funds
                  P.O. Box 219009
                  Kansas City, MO 64121-9009

BY INTERNET:      WWW.WHGFUNDS.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                 WHG-PS-007-0200

                       STATEMENT OF ADDITIONAL INFORMATION

                              EDGEWOOD GROWTH FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                 MARCH 1, 2008


                               INVESTMENT ADVISER:
                             EDGEWOOD MANAGEMENT LLC


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Edgewood Growth Fund (the "Fund"). This SAI should be read in conjunction with the Fund's prospectus dated March 1, 2008. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2007 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2007 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 1-800-791-4226.


                                TABLE OF CONTENTS
                                -----------------


THE TRUST ...............................................................    S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES .........    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-2
INVESTMENT LIMITATIONS ..................................................   S-10
THE ADVISER .............................................................   S-12
THE PORTFOLIO MANAGERS ..................................................   S-13
THE ADMINISTRATOR .......................................................   S-14
THE DISTRIBUTOR .........................................................   S-15
SHAREHOLDER SERVICES ....................................................   S-16
PAYMENTS TO FINANCIAL INTERMEDIARIES ....................................   S-16
THE TRANSFER AGENT ......................................................   S-16
THE CUSTODIAN ...........................................................   S-17
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................   S-17
LEGAL COUNSEL ...........................................................   S-17
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-17
PURCHASING AND REDEEMING SHARES .........................................   S-20
DETERMINATION OF NET ASSET VALUE ........................................   S-20
TAXES ...................................................................   S-22
FUND TRANSACTIONS .......................................................   S-24
PORTFOLIO HOLDINGS ......................................................   S-27
DESCRIPTION OF SHARES ...................................................   S-27
SHAREHOLDER LIABILITY ...................................................   S-28
LIMITATION OF TRUSTEES' LIABILITY .......................................   S-28
PROXY VOTING ............................................................   S-28
CODE OF ETHICS ..........................................................   S-28
5% AND 25% SHAREHOLDERS .................................................   S-28
APPENDIX A - RATINGS ....................................................    A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .......................    B-1

March 1, 2008                                                    EMC-SX-001-0300

THE TRUST


GENERAL. The Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Institutional and Retail Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing and distribution expenses, see the "Distributor."

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if either Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.


EDGEWOOD GROWTH FUND. The Fund seeks to provide long-term growth of capital. The Fund is non-diversified and will primarily invest in a core group of 15-35 equity securities, such as common stocks and American Depositary Receipts ("ADRs"). The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or industry sectors than diversified mutual funds. There can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").


As its principal investment strategy, the Fund invests primarily in equity securities of issuers that the Edgewood Management LLC (the "Adviser") believes are quality companies whose stock offers potential for future appreciation as described in the prospectus. In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance. Focus is concentrated toward growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company specific research. The goal of the process is to invest in growth companies in established and growing industries that display the following characteristics: record of consistent earnings power; earnings growth rate in excess of the S&P 500; dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and industry growth rate in excess of the growth of GDP. A security may be sold if there is a fundamental deterioration, the price is no longer justifiable and if the security demonstrates earnings disappointments. When consistent with investment strategy and specific policies of the Fund, the Fund may hold uninvested assets in cash or similar investments.

NON-DIVERSIFICATION. The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence that the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that the Fund be diversified (i.e., that it will not invest more than 5% of its assets in the securities of any one issuer) with respect to 50% of its assets.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of a fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:


o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.

      Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)"), and iShares(R). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.


FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


MONEY MARKET SECURITIES. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the Custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.


For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to an order issued by the SEC to iShares(R) Funds and procedures approved by the Board, the Fund may invest in iShares Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares Funds makes any representations regarding the advisability of investing in the iShares Funds.


SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.


The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.


There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.


OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objectives, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.


SHORT SALES - As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES


In addition to the investment objective of the Fund, the following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.


The Fund may not:


1. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.


2. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER


GENERAL. Edgewood Management LLC serves as the investment adviser to the Fund. The Adviser is a New York limited liability company formed in 2006 and is the successor to Edgewood Management Company, founded in 1974. The Adviser is principally located at 350 Park Avenue, 18th Floor, New York, New York 10022-6057. The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. As of December 31, 2007, the Adviser had approximately $5.4 billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") with respect to the Fund. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under this Agreement.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" or by a vote of the shareholders of the Fund of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Institutional Shares and Retail Shares of the Fund. The Adviser has contractually agreed to waive all or a portion of its fee for the Fund and to reimburse expenses of the Fund in order to limit the Fund's total annual operating expenses to an annual rate of not more than 1.50% of average daily net assets for the Retail Shares of the Fund and not more than 1.00% of average daily net assets for the Institutional Shares of the Fund until February 28, 2009. The Adviser may renew the contractual fee waivers for subsequent periods.

For the fiscal period from February 28, 2006 to October 31, 2006, and the fiscal year ended October 31, 2007, the Fund paid the following advisory fees:

-------------------------------------------------------------------------------------------------------------
        FUND            CONTRACTUAL ADVISORY FEES PAID   FEES WAIVED BY ADVISER*   TOTAL FEES PAID TO ADVISER
-------------------------------------------------------------------------------------------------------------
                              2006          2007            2006        2007            2006         2007
-------------------------------------------------------------------------------------------------------------
Edgewood Growth Fund       $ 104,729      $ 451,031       $ 104,729   $ 335,493         $ 0       $ 115,538
-------------------------------------------------------------------------------------------------------------

* For the fiscal year ended October 31, 2006 the Adviser also reimbursed fees of $149,076, to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.

THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund and other accounts managed by the Adviser. Each of the Fund's portfolio mangers' compensation consists of a fixed cash salary and retirement plan benefits. The portfolio managers are also paid a discretionary cash bonus which takes into account performance of the products they manage and profitability of the firm. In general, the discretionary cash bonus is determined based on the Fund's and the other accounts' pre-tax performance as compared to a particular benchmark, currently the Russell 1000 Growth Index, over varying time-periods and economic cycles. The bonus also is based on other subjective factors, such as leadership, ideas and overall contributions to the investment team.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


--------------------------------------------------------------------------------
NAME                                                DOLLAR RANGE OF FUND SHARES*
--------------------------------------------------------------------------------
Alan W. Breed                                            $ 10,001 - $50,000
--------------------------------------------------------------------------------
Lawrence G. Creel                                            None
--------------------------------------------------------------------------------
Scott Edwardson                                              None
--------------------------------------------------------------------------------
Alex Farman-Farmaian                                         None
--------------------------------------------------------------------------------
Peter Jennison                                               None
--------------------------------------------------------------------------------
Jim Robillard                                                None
--------------------------------------------------------------------------------
Kevin R. Seth                                                None
--------------------------------------------------------------------------------
Nicholas A. Stephens                                     $ 50,001 - $100,000
--------------------------------------------------------------------------------

*     Valuation date is October 31, 2007.

OTHER ACCOUNTS. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2007.

------------------------------------------------------------------------------------------------------
                                REGISTERED             OTHER POOLED
                          INVESTMENT COMPANIES     INVESTMENT VEHICLES            OTHER ACCOUNTS
                          ----------------------------------------------------------------------------
                          NUMBER OF    TOTAL     NUMBER OF                  NUMBER OF
        NAME              ACCOUNTS     ASSETS    ACCOUNTS    TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS
------------------------------------------------------------------------------------------------------
Alan W. Breed                 0          $0          1       $35,464,337        76      $  821,716,381
------------------------------------------------------------------------------------------------------
Lawrence G. Creel             0          $0          0            $0           175      $  710,922,519
------------------------------------------------------------------------------------------------------
Scott Edwardson               0          $0          0            $0             0      $            0
------------------------------------------------------------------------------------------------------
Alex Farman-Farmaian          0          $0          0            $0            53      $1,239,103,055
------------------------------------------------------------------------------------------------------
Peter Jennison                0          $0          0            $0           105      $  286,902,645
------------------------------------------------------------------------------------------------------
Jim Robillard                 0          $0          0            $0             0      $            0
------------------------------------------------------------------------------------------------------
Kevin R. Seth                 0          $0          0            $0           141      $  576,316,146
------------------------------------------------------------------------------------------------------
Nicholas A. Stephens          0          $0          0            $0           171      $  957,829,783
------------------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. The Adviser also manages other accounts. The investment process is the same for similar accounts, including the Fund, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.


The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% for the first $250 million in assets, 0.09% for the next $250 million in assets, and 0.08% for assets in excess of $500 million in assets. The Fund will be subject to a minimum annual fee of $90,000 applicable to the Edgewood Fund Complex which will initially consist of two classes of one fund. Additions of new classes of shares to any fund will be subject to an additional minimum fee at a rate of $15,000 per class.


For the fiscal period from February 28, 2006 to October 31, 2006 and the fiscal year ended October 31, 2007, the Fund paid the following administration fees:

--------------------------------------------------------------------------------
        FUND                                          ADMINISTRATION FEES PAID
--------------------------------------------------------------------------------
                                                         2006        2007
                                                      --------------------------
Edgewood Growth Fund                                   $ 60,479    $ 105,000
--------------------------------------------------------------------------------


THE DISTRIBUTOR


GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly -owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Retail Shares of the Fund pay the Distributor a maximum annual fee of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.


The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.


PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal period from February 28, 2006 to October 31, 2006 and the fiscal year ended October 31, 2007, the Fund paid the Distributor the following fees:

--------------------------------------------------------------------------------
                                                    FEES PAID       FEES WAIVED
                                                  ------------------------------
       FUND                SHARE CLASS            2006     2007     2006    2007
--------------------------------------------------------------------------------
Edgewood Growth      Institutional Class Shares    $ 0     $  0      $0      $0
                     -----------------------------------------------------------
Fund                 Retail Class Shares           $26     $324      $0      $0
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES


SHAREHOLDER SERVICES PLAN. The Fund has entered into shareholder servicing arrangements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the "Service Plan"). Under the Service Plan, service providers may perform, or may compensate other service providers for performing the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options; account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets of the Fund, subject to the arrangement for provision of shareholder and administrative services.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.


THE TRANSFER AGENT


DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE CUSTODIAN


U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 37 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


---------------------------------------------------------------------------------------------------------------------------------
                              POSITION
                           WITH TRUST AND
       NAME AND                LENGTH          PRINCIPAL OCCUPATIONS
     DATE OF BIRTH            OF TERM             IN PAST 5 YEARS                          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
---------------------------------------------------------------------------------------------------------------------------------
Robert Nesher              Chairman of      SEI employee 1974 to present;    Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                 the Board of     currently performs various       Bishop Street Funds, SEI Daily Income Trust, SEI
                           Trustees*        services on behalf of SEI        Institutional International Trust, SEI
                           (since 1991)     Investments for which Mr.        Institutional Investments Trust, SEI Institutional
                                            Nesher is compensated.           Managed Trust, SEI Liquid Asset Trust, SEI Asset
                                            President and Director of SEI    Allocation Trust and SEI Tax Exempt Trust. Director
                                            Opportunity Fund, L.P. and       of SEI Global Master Fund plc, SEI Global Assets
                                            SEI Structured Credit Fund,      Fund plc, SEI Global Investments Fund plc, SEI
                                            LP. President and Chief          Investments--Global Funds Services, Limited, SEI
                                            Executive Officer of SEI         Investments Global, Limited, SEI Investments
                                            Alpha Strategy Portfolios,       (Europe) Ltd., SEI Investments--Unit Trust
                                            LP, June 2007 to present.        Management (UK) Limited, SEI Multi-Strategy Funds
                                                                             PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy
                                                                             Portfolios, LP.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                              POSITION
                           WITH TRUST AND
       NAME AND                LENGTH          PRINCIPAL OCCUPATIONS
     DATE OF BIRTH            OF TERM             IN PAST 5 YEARS                          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
William M. Doran           Trustee*         Self-Employed Consultant         Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                 (since 1992)     since 2003. Partner at           Bishop Street Funds, SEI Daily Income Trust, SEI
                                            Morgan, Lewis & Bockius LLP      Institutional International Trust, SEI
                                            (law firm) from 1976 to 2003.    Institutional Investments Trust, SEI Institutional
                                            Counsel to the Trust, SEI        Managed Trust, SEI Liquid Asset Trust, SEI Asset
                                            Investments, SIMC, the           Allocation Trust and SEI Tax Exempt Trust. Director
                                            Administrator and the            of SEI Alpha Strategy Portfolios, LP since June
                                            Distributor.                     2007. Director of SEI Investments (Europe),
                                                                             Limited, SEI Investments--Global Funds Services,
                                                                             Limited, SEI Investments Global, Limited, SEI
                                                                             Investments (Asia), Limited and SEI Asset Korea
                                                                             Co., Ltd. Director of the Distributor since 2003.
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom         Trustee          Self-Employed Business           Trustee of The Advisors' Inner Circle Fund II and
(08/20/34)                 (since 2005)     Consultant, Business Projects    Bishop Street Funds; Board Member, Oregon Transfer
                                            Inc. since 1997.                 Co., and O.T. Logistics, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson        Trustee          Retired.                         Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                 (since 2005)                                      Bishop Street Funds, SEI Asset Allocation Trust,
                                                                             SEI Daily Income Trust, SEI Institutional
                                                                             International Trust, SEI Institutional Managed
                                                                             Trust, SEI Institutional Investments Trust, SEI
                                                                             Liquid Asset Trust, SEI Tax Exempt Trust and SEI
                                                                             Alpha Strategy Portfolios, LP. Director, Federal
                                                                             Agricultural Mortgage Corporation (Farmer Mac)
                                                                             since 1997.
---------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian         Trustee          Self-Employed Legal and          Trustee of The Advisors' Inner Circle Fund II and
(01/23/43)                 (since 2005)     Financial Services Consultant    Bishop Street Funds.
                                            since 2003.  Counsel
                                            (in-house) for State Street
                                            Bank from 1995 to 2003.
---------------------------------------------------------------------------------------------------------------------------------
James M. Storey            Trustee          Attorney, Solo Practitioner      Trustee/Director of The Advisors' Inner Circle Fund
(04/12/31)                 (since 1994)     since 1994.                      II, Bishop Street Funds, U.S. Charitable Gift
                                                                             Trust, SEI Daily Income Trust, SEI Institutional
                                                                             International Trust, SEI Institutional Investments
                                                                             Trust, SEI Institutional Managed Trust, SEI Liquid
                                                                             Asset Trust, SEI Asset Allocation Trust, SEI Tax
                                                                             Exempt Trust and SEI Alpha Strategy Portfolios, LP.
---------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.    Trustee          Self-employed Consultant,        Trustee/Director of State Street The Advisors'
(11/13/42)                 (since 1999)     Newfound Consultants Inc.        Inner Circle Fund II, Bishop Street Funds,
                                            since April 1997.                Navigator Securities Lending Trust, SEI Opportunity
                                                                             Fund, L.P., SEI Structured Credit Fund, LP, SEI
                                                                             Daily Income Trust, SEI Institutional International
                                                                             Trust, SEI Institutional Investments Trust, SEI
                                                                             Institutional Managed Trust, SEI Liquid Asset
                                                                             Trust, SEI Asset Allocation Trust, SEI Tax Exempt
                                                                             Trust, SEI Alpha Strategy Portfolios, LP and SEI
                                                                             Mutual Funds Canada.
---------------------------------------------------------------------------------------------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 27 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian, currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


--------------------------------------------------------------------------------
                  DOLLAR RANGE OF FUND SHARES   AGGREGATE DOLLAR RANGE OF SHARES
      NAME                  (FUND)*                       (ALL FUNDS)*
--------------------------------------------------------------------------------
    Carlbom                   None                           None
--------------------------------------------------------------------------------
     Doran                    None                           None
--------------------------------------------------------------------------------
    Johnson                   None                           None
--------------------------------------------------------------------------------
   Krikorian                  None                           None
--------------------------------------------------------------------------------
     Nesher                   None                           None
--------------------------------------------------------------------------------
     Storey                   None                           None
--------------------------------------------------------------------------------
    Sullivan                  None                           None
--------------------------------------------------------------------------------

*     Valuation date is December 31, 2007.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year ended October 31, 2007.

------------------------------------------------------------------------------------------
                                   PENSION OR
                               RETIREMENT BENEFITS   ESTIMATED ANNUAL   TOTAL COMPENSATION
                  AGGREGATE     ACCRUED AS PART OF     BENEFITS UPON    FROM THE TRUST AND
     NAME       COMPENSATION      FUND EXPENSES         RETIREMENT         FUND COMPLEX*
------------------------------------------------------------------------------------------
   Carlbom        $ 45,628             n/a                  n/a              $ 45,628
------------------------------------------------------------------------------------------
    Doran         $      0             n/a                  n/a              $      0
------------------------------------------------------------------------------------------
   Johnson        $ 45,628             n/a                  n/a              $ 45,628
------------------------------------------------------------------------------------------
  Krikorian       $ 45,628             n/a                  n/a              $ 45,628
------------------------------------------------------------------------------------------
    Nesher        $      0             n/a                  n/a              $      0
------------------------------------------------------------------------------------------
    Storey        $ 45,628             n/a                  n/a              $ 45,628
------------------------------------------------------------------------------------------
   Sullivan       $ 45,628             n/a                  n/a              $ 45,628
------------------------------------------------------------------------------------------


*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


-------------------------------------------------------------------------------------------------------------------------
                   POSITION WITH
                     TRUST AND                                                                                  OTHER
   NAME AND          LENGTH OF                                                                              DIRECTORSHIPS
 DATE OF BIRTH         TERM                        PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                         HELD
-------------------------------------------------------------------------------------------------------------------------
James F. Volk         President      Chief Accounting Officer and Chief Compliance Officer of SEI           None.
(08/28/62)          (since 2003)     Investment Manager Services since 2004. Senior Operations Officer of SEI Investments, Fund Accounting and Administration from 1996 to
                                     2004.
-------------------------------------------------------------------------------------------------------------------------
Michael Lawson     Controller and    Director of Fund Accounting since July 2005. Manager of Fund           None.
(10/8/60)          Chief Financial   Accounting at SEI Investments AVP from April 1995 through July
                       Officer       2005, excluding February 1998 through October 1998.
                    (since 2005)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                   POSITION WITH
                     TRUST AND                                                                                  OTHER
   NAME AND          LENGTH OF                                                                              DIRECTORSHIPS
 DATE OF BIRTH         TERM                        PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                         HELD
-------------------------------------------------------------------------------------------------------------------------
Russell Emery           Chief        Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI     None.
(12/18/62)           Compliance      Alpha Strategy Portfolios, LP since June 2007. Chief Compliance
                       Officer       Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed
                     (since 2006)    Trust, SEI Asset Allocation Trust, SEI Institutional International
                                     Trust, SEI Institutional Investments Trust, SEI Daily Income Trust,
                                     SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
                                     Director of Investment Product Management and Development, SEI
                                     Investments, since February 2003; Senior Investment Analyst - Equity
                                     Team, SEI Investments, from March 2000 to February 2003.
-------------------------------------------------------------------------------------------------------------------------
Carolyn Mead        Vice President   Counsel at SEI Investments since 2007. Associate at Stradley,          None.
(07/08/57)          and Secretary    Ronon, Stevens & Young from 2004 to 2007. Counsel at ING Variable
                     (since 2007)    Annuities from 1999 to 2002.
-------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto    Vice President   General Counsel and Secretary of SIMC and the Administrator since      None.
(03/28/68)          and Assistant    2004. Vice President of SIMC and the Administrator since 1999.
                      Secretary      Vice President and Assistant Secretary of SEI Investments since
                     (since 1999)    2001. Assistant Secretary of SIMC, the Administrator and the
                                     Distributor, and Vice President of the Distributor from 1999 to
                                     2003.
-------------------------------------------------------------------------------------------------------------------------
James Ndiaye        Vice President   Vice President and Assistant Secretary of SIMC since 2005. Vice        None.
(09/11/68)          and Assistant    President at Deutsche Asset Management from 2003 to 2004.
                      Secretary      Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.
                     (since 2004)
-------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala     Vice President   Vice President and Assistant Secretary of SIMC and the                 None.
(02/01/74)          and Assistant    Administrator since 2005. Compliance Officer at SEI Investments
                      Secretary      from 2001 to 2004.
                     (since 2006)
-------------------------------------------------------------------------------------------------------------------------
Joseph Gallo        Vice President   Attorney for SEI Investments since 2007. Associate Counsel at          None.
(04/29/73)          and Assistant    ICMA-RC from 2004 to 2007. Assistant Secretary of The VantageTrust
                      Secretary      Company in 2007. Assistant Secretary of The Vantagepoint Funds
                     (since 2007)    from 2006 to 2007. Investigator, U.S. Department of Labor 2002 to
                                     2004.
-------------------------------------------------------------------------------------------------------------------------
Andrew S. Decker     AML Officer     Compliance Officer and Product Manager of SEI Investments since        None.
(08/22/63)           (since 2008)    2005. Vice President of Old Mutual Capital from 2000 to 2005.
-------------------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.


DETERMINATION OF NET ASSET VALUE


GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.


TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. The discussion is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnership. Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the 70% dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.

Certain distributions from the Fund may qualify as qualified dividend income. Qualified dividend income distributed to an individual is taxable at the lower, long-term capital gains rates. A distribution from the Fund generally qualifies as qualified dividend income to the extent it is designated as such by the Fund and was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the lower, long-term capital gain rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, back up withholding on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

REDEMPTIONS AND EXCHANGES. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

FEDERAL EXCISE TAX. If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE TAXES. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal period from February 28, 2006 to October 31, 2006, and the fiscal year ended October 31, 2007, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                         AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                       ---------------------------------------------------------
        FUND                       2006                          2007
--------------------------------------------------------------------------------
Edgewood Growth Fund             $ 24,432                     $ 137,603
--------------------------------------------------------------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal period from February 28, 2006 to October 31, 2006, and the fiscal year ended October 31, 2007, the Fund did not pay aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2007, the Fund held equity securities of Goldman Sachs Group valued at $4,019,000 and equity securities of Charles Schwab valued at $5,343,000.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal period from February 28, 2006 to October 31, 2006, and the fiscal year ended October 31, 2007, the Fund's portfolio turnover rate was as follows:

--------------------------------------------------------------------------------
                                        PORTFOLIO TURNOVER RATES
                       ---------------------------------------------------------
        FUND                       2006                          2007
--------------------------------------------------------------------------------
Edgewood Growth Fund               33%                           64%*
--------------------------------------------------------------------------------

* The difference in turnover rates is due to the 2006 rate representing only eight months of trading. The rapid appreciation of securities was also a factor in the difference between the 2006 and 2007 rates. Moreover, the overall market volatility is also a factor in the difference between the two rates.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Fund provides information about its top ten portfolio holdings, updated on a monthly basis, on the internet at HTTP://SEI2FUNDS.SEIC.COM/EDGEWOOD. This information is provided with a lag of at least ten days and is publicly available to all shareholders until updated to reflect the next applicable period. The Fund may provide ratings and rankings organizations with the same information at the same time it is filed with the SEC or one day after it is made available on the internet web site.

The Fund's policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet, provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information. Legitimate business objectives may include but are not necessarily limited to: disclosure for required due diligence purposes; disclosure to a newly hired investment adviser or sub-adviser; or disclosure to a rating agency for use in developing a rating.


In addition, the Fund's service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING


The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.


A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request by calling 212-652-9100 or by writing to the Fund at Edgewood Management LLC, 350 Park Avenue, 18th Floor, New York, NY 10022. The Fund's Form N-PX is also available on the SEC's website at www.sec.gov.

CODE OF ETHICS


The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


5% AND 25% SHAREHOLDERS


As of February 1, 2008, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of any class of the shares of the Fund.

EDGEWOOD GROWTH FUND (RETAIL):


Shareholder                                     Number Of Shares        %
------------                                    ----------------      -----
Charles Schwab & Co. Inc.                       52,202.290            62.80%
Special Custody A/C
FBO Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services LLC                 22,138.657            26.63%
For the Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

EDGEWOOD GROWTH FUND (INSTITUTIONAL):


Shareholder                                     Number Of Shares        %
------------                                    ----------------      -----
Charles Schwab & Co. Inc.                       1,741,519.891         13.16%
Special Custody A/C
FBO Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services LLC                 1,686,679.085         12.75%
For the Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

Wachovia Bank                                   1,321,996.555          9.99%
1525 West WT Harris Blvd
NC1151
Charlotte, NC 28288-0001


The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -   Leading market positions in well-established industries.

      -   High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

      - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P
---

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's
-------

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")
--------------------

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson
-------

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                      SUMMARY OF EDGEWOOD MANAGEMENT LLC'S
                      ------------------------------------
                       PROXY VOTING POLICY AND PROCEDURES
                       ----------------------------------

                            Effective January 5, 2006

Edgewood Management LLC ("Edgewood") believes that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly exercised. When Edgewood has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with the following policies and procedures.

All proxy statements and ballots received by Edgewood are sent to the Proxy Officer. The majority are received electronically through a third-party, the ADP Corporation's Proxy Edge system. The Proxy Officer will vote all stock, by proxy or in person, pursuant to Edgewood's Voting Guidelines, unless a client has instructed Edgewood to use other voting criteria for their holdings.

VOTING GUIDELINES

The Edgewood Investment Committee has adopted general positions regarding selected proxy proposals that periodically are considered at annual meetings. Edgewood will generally vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. Edgewood will generally vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. A complete discussion of these proposals and Edgewood's general position is available upon request to the Proxy Officer.

CONFLICTS OF INTEREST

The Compliance Officer will identify any conflicts that exist between the interests of Edgewood and its clients. If a material conflict exists, Edgewood will determine whether voting in accordance with the Voting Guidelines and factors described above is in the best interests of the client. If appropriate, the firm will disclose any material conflicts to the affected clients.

DISCLOSURE


Clients may contact the Proxy Officer, Olivia Fleming, via e-mail at ofleming@edgewood.com or telephone at 212-652-9100 in order to obtain information on how Edgewood voted such clients' proxies, and to request a copy of these policies and procedures. Clients may also request in writing that all materials be sent to them to allow them to vote their own proxies, in which case Edgewood will no longer exercise any discretion on behalf of that client. Paper or electronic records of proxy votes will be maintained for five years, including two years on-site for any paper records. A summary of these Proxy Voting Policies and Procedures is also included in Edgewood's Form ADV Part II, and will be updated whenever these policies and procedures are changed.

                       STATEMENT OF ADDITIONAL INFORMATION

                       HAVERFORD QUALITY GROWTH STOCK FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2008


                               INVESTMENT ADVISER:
                      HAVERFORD INVESTMENT MANAGEMENT, INC.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Haverford Quality Growth Stock Fund (the "Fund"). This SAI should be read in conjunction with the prospectus dated March 1, 2008. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2007 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2007 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 1-866-301-7212.

                                TABLE OF CONTENTS
                                -----------------

THE TRUST ...............................................................    S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES .........    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-2
INVESTMENT LIMITATIONS ..................................................    S-6
THE ADVISER .............................................................    S-8
PORTFOLIO MANAGERS ......................................................    S-8
THE ADMINISTRATOR .......................................................   S-10
THE DISTRIBUTOR .........................................................   S-10
PAYMENTS TO FINANCIAL INTERMEDIARIES ....................................   S-10
THE TRANSFER AGENT ......................................................   S-11
THE CUSTODIAN ...........................................................   S-11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................   S-11
LEGAL COUNSEL ...........................................................   S-11
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-11
PURCHASING AND REDEEMING SHARES .........................................   S-16
DETERMINATION OF NET ASSET VALUE ........................................   S-16
TAXES ...................................................................   S-17
FUND TRANSACTIONS .......................................................   S-20
PORTFOLIO HOLDINGS ......................................................   S-22
DESCRIPTION OF SHARES ...................................................   S-23
SHAREHOLDER LIABILITY ...................................................   S-23
LIMITATION OF TRUSTEES' LIABILITY .......................................   S-24
PROXY VOTING ............................................................   S-24
CODE OF ETHICS ..........................................................   S-24
5% AND 25% SHAREHOLDERS .................................................   S-24
APPENDIX A - RATINGS ....................................................    A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .......................    B-1

March 1, 2008
HIM-SX-001-0500

THE TRUST


GENERAL. The Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

HAVERFORD QUALITY GROWTH STOCK FUND. The Fund seeks long-term growth of capital. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

As its principal investment strategy, the Fund invests primarily in common stocks as described in the Prospectus. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in common stocks. This non-fundamental policy may be changed by the Trust's Board of Trustees (the "Board") upon at least 60 days' written notice to Fund shareholders.

Although the Fund will normally be as fully invested as practicable in common stocks, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks. A portion of the Fund's assets may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities either are debt securities rated in one of the four highest rating categories ("investment grade") by a nationally recognized statistical rating organization (an "NRSRO") or that the Fund's investment adviser, Haverford Investment Management, Inc. (the "Adviser") determines are of comparable quality as determined by the Adviser. The Fund may also make limited use of equity index futures contracts for liquidity purposes. In order to generate additional income, the Fund may lend securities that it owns as well as invest in repurchase agreements.

DESCRIPTION OF PERMITTED INVESTMENTS


EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:


o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor's Ratings Service ("S&P") or Moody's Investors Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.

      Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.


SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, exchange traded funds, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.


The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission. The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.


There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES


In addition to the investment objective of the Fund, the following are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The foregoing percentages apply at the time of the purchase of a security.

NON-FUNDAMENTAL POLICIES


The following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.


The Fund may not:


1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.


2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

7. The Fund shall invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board upon at least 60 days' notice to Fund shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

THE ADVISER

GENERAL. Haverford Investment Management, Inc. is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2004 and is an affiliate of the Haverford Trust Company ("Haverford Trust"). Haverford Trust was founded in 1979 and offers investment management services, trust, estate and private banking services. As of December 31, 2007, the Adviser had approximately $179.6 million in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") with respect to the Fund. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under this Agreement.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" or by a vote of the shareholders of the Fund of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive all or a portion of its fee for the Fund and to reimburse expenses of the Fund in order to limit the Fund's total annual Fund operating expenses to an annual rate of not more than 1.00% of average daily net assets until March 1, 2009. For the fiscal years ended October 31, 2005, 2006, and 2007, the Fund paid the Adviser the following advisory fees:

------------------------------------------------------------------------------------
                                                                   TOTAL FEES PAID
     CONTRACTUAL FEES PAID        FEES WAIVED BY THE ADVISER(1)    (AFTER WAIVERS)
------------------------------------------------------------------------------------
  2005       2006       2007       2005       2006       2007     2005   2006   2007
------------------------------------------------------------------------------------
$110,676   $112,756   $136,560   $110,676   $112,756   $136,560    $0     $0     $0
------------------------------------------------------------------------------------

(1) For the fiscal years ended October 31, 2005, 2006, and 2007 the Adviser also reimbursed fees of $91,359, $76,519, and $40,903, respectively, to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how they are compensated.

COMPENSATION. Haverford Trust Company compensates the Fund's portfolio managers for their management of the Fund. The portfolio managers' compensation consists of salary. The portfolio managers' overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products. Compensation is not based upon Fund or account performance, but is based on quantitative and qualitative factors. These may include the Adviser's and its parent's profitability, investment ideas, teamwork, leadership and overall contributions.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

-------------------------------------------------------------------------
NAME                                         DOLLAR RANGE OF FUND SHARES*
-------------------------------------------------------------------------
Joseph J. McLaughlin, Jr.                         $50,001 - $100,000
-------------------------------------------------------------------------
Binney H.C. Wietlisbach                           $50,001 - $100,000
-------------------------------------------------------------------------
George W. Connell                                   Over $1,000,000
-------------------------------------------------------------------------
Henry B. Smith                                    $100,001 - $500,000
-------------------------------------------------------------------------
Jason D. Pride                                       $1 - $10,000
-------------------------------------------------------------------------
David Brune                                          $1 - $10,000
-------------------------------------------------------------------------
Jonathan D. Smith                                        None
-------------------------------------------------------------------------

*     Valuation date is October 31, 2007.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2007.

---------------------------------------------------------------------------------------------------------------
                               REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                     COMPANIES                 VEHICLES                  OTHER ACCOUNTS
                            -----------------------------------------------------------------------------------
                            NUMBER OF                    NUMBER OF                 NUMBER OF
NAME                        ACCOUNTS     TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS     TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------
Joseph J. McLaughlin, Jr.       1       $13,830,757.18       0         $    0          77      $ 382,353,611.14
---------------------------------------------------------------------------------------------------------------
Binney H.C. Wietlisbach         0       $            0       0         $    0         299      $ 449,298,982.67
---------------------------------------------------------------------------------------------------------------
George W. Connell               0       $            0       0         $    0         286      $ 563,398,749.00
---------------------------------------------------------------------------------------------------------------
Henry B. Smith                  0       $            0       0         $    0         181      $ 355,557,858.90
---------------------------------------------------------------------------------------------------------------
Jason D. Pride                  0       $            0       0         $    0           3      $ 111,371,318.00
---------------------------------------------------------------------------------------------------------------
David Brune                     0       $            0       0         $    0         228      $ 291,550,577.00
---------------------------------------------------------------------------------------------------------------
Jonathan D. Smith               0       $            0       0         $    0          25      $ 214,412,656.37
---------------------------------------------------------------------------------------------------------------


CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.


The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the first $250 million of assets, 0.10% of the next $250 million of assets, 0.08% on assets over $500 million, subject to a minimum annual fee of $100,000. Under the terms of the Administration Agreement, this minimum annual fee will increase by $75,000 per each additional portfolio, and $15,000 for each additional class. Due to this minimum, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2005, 2006, and 2007, the Fund paid the following administration fees:

------------------------------------------------------------------------
                                            ADMINISTRATION FEES PAID
                                          ------------------------------
             FUND                           2005       2006       2007
------------------------------------------------------------------------
Haverford Quality Growth Stock Fund       $100,000   $100,000   $100,000
------------------------------------------------------------------------


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.


THE TRANSFER AGENT


DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust (the "Transfer Agent").


THE CUSTODIAN


U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 37 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


------------------------------------------------------------------------------------------------------------------------------------
                         POSITION
                        WITH TRUST
   NAME AND             AND LENGTH         PRINCIPAL OCCUPATIONS
DATE OF BIRTH             OF TERM             IN PAST 5 YEARS                            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher          Chairman of    SEI employee 1974 to present;    Trustee of The Advisors' Inner Circle Fund II, Bishop Street
(08/17/46)             the Board of   currently performs various       Funds, SEI Daily Income Trust, SEI Institutional
                       Trustees*      services on behalf of SEI        International Trust, SEI Institutional Investments Trust, SEI
                       (since 1991)   Investments for which Mr.        Institutional Managed Trust, SEI Liquid Asset Trust, SEI
                                      Nesher is compensated.           Asset Allocation Trust and SEI Tax Exempt Trust. Director of
                                      President and Director of SEI    SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI
                                      Opportunity Fund, L.P. and SEI   Global Investments Fund plc, SEI Investments--Global Funds
                                      Structured Credit Fund, LP.      Services, Limited, SEI Investments Global, Limited, SEI
                                      President and Chief Executive    Investments (Europe) Ltd., SEI Investments--Unit Trust
                                      Officer of SEI Alpha Strategy    Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI
                                      Portfolios, LP, June 2007 to     Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.
                                      present.
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran       Trustee*       Self-Employed Consultant since   Trustee of The Advisors' Inner Circle Fund II, Bishop Street
(05/26/40)             (since 1992)   2003. Partner at Morgan, Lewis   Funds, SEI Daily Income Trust, SEI Institutional
                                      & Bockius LLP (law firm) from    International Trust, SEI Institutional Investments Trust, SEI
                                      1976 to 2003. Counsel to the     Institutional Managed Trust, SEI Liquid Asset Trust, SEI
                                      Trust, SEI Investments, SIMC,    Asset Allocation Trust and SEI Tax Exempt Trust. Director of
                                      the Administrator and the        SEI Alpha Strategy Portfolios, LP since June 2007. Director
                                      Distributor.                     of SEI Investments (Europe), Limited, SEI Investments--Global
                                                                       Funds Services, Limited, SEI Investments Global, Limited, SEI
                                                                       Investments (Asia), Limited and SEI Asset Korea Co., Ltd.
                                                                       Director of the Distributor since 2003.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom     Trustee        Self-Employed Business           Trustee of The Advisors' Inner Circle Fund II and Bishop
(08/20/34)             (since 2005)   Consultant, Business             Street Funds; Board Member, Oregon Transfer Co., and O.T.
                                      Projects Inc. since 1997.        Logistics, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            POSITION
                           WITH TRUST
   NAME AND                AND LENGTH         PRINCIPAL OCCUPATIONS
DATE OF BIRTH                OF TERM             IN PAST 5 YEARS                            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson       Trustee        Retired.                         Trustee of The Advisors' Inner Circle Fund II, Bishop
(03/01/42)                (since 2005)                                    Street Funds, SEI Asset Allocation Trust, SEI Daily Income
                                                                          Trust, SEI Institutional International Trust, SEI
                                                                          Institutional Managed Trust, SEI Institutional Investments
                                                                          Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and
                                                                          SEI Alpha Strategy Portfolios, LP. Director, Federal
                                                                          Agricultural Mortgage Corporation (Farmer Mac) since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian        Trustee        Self-Employed Legal and          Trustee of The Advisors' Inner Circle Fund II and Bishop
(01/23/43)                (since 2005)   Financial Services Consultant    Street Funds.
                                         since 2003. Counsel
                                         (in-house) for State Street
                                         Bank from 1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey           Trustee        Attorney, Solo Practitioner      Trustee/Director of The Advisors' Inner Circle Fund II,
(04/12/31)                (since 1994)   since 1994.                      Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily
                                                                          Income Trust, SEI Institutional International Trust, SEI
                                                                          Institutional Investments Trust, SEI Institutional Managed
                                                                          Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust,
                                                                          SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios,
                                                                          LP.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.   Trustee        Self-employed Consultant,        Trustee/Director of State Street The Advisors' Inner
(11/13/42)                (since 1999)   Newfound Consultants Inc.        Circle Fund II, Bishop Street Funds, Navigator Securities
                                         since April 1997.                Lending Trust, SEI Opportunity Fund, L.P., SEI Structured
                                                                          Credit Fund, LP, SEI Daily Income Trust, SEI Institutional
                                                                          International Trust, SEI Institutional Investments Trust,
                                                                          SEI Institutional Managed Trust, SEI Liquid Asset Trust,
                                                                          SEI Asset Allocation Trust, SEI Tax Exempt Trust, SEI
                                                                          Alpha Strategy Portfolios, LP and SEI Mutual Funds Canada.
------------------------------------------------------------------------------------------------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 27 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian, currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


--------------------------------------------------------------------------------
                  DOLLAR RANGE OF FUND SHARES   AGGREGATE DOLLAR RANGE OF SHARES
     NAME                   (FUND)*                       (ALL FUNDS)*
--------------------------------------------------------------------------------
    Carlbom                  None                             None
--------------------------------------------------------------------------------
     Doran                   None                             None
--------------------------------------------------------------------------------
    Johnson                  None                             None
--------------------------------------------------------------------------------
   Krikorian                 None                             None
--------------------------------------------------------------------------------
    Nesher                   None                             None
--------------------------------------------------------------------------------
    Storey                   None                             None
--------------------------------------------------------------------------------
   Sullivan                  None                             None
--------------------------------------------------------------------------------

*     Valuation date is December 31, 2007.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

----------------------------------------------------------------------------------------
                                                                               TOTAL
                                      PENSION OR                           COMPENSATION
                                 RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM THE TRUST
                    AGGREGATE     ACCRUED AS PART OF     BENEFITS UPON       AND FUND
      NAME        COMPENSATION      FUND EXPENSES         RETIREMENT         COMPLEX*
----------------------------------------------------------------------------------------
    Carlbom          $45,628             n/a                  n/a             $45,628
----------------------------------------------------------------------------------------
     Doran           $     0             n/a                  n/a             $     0
----------------------------------------------------------------------------------------
    Johnson          $45,628             n/a                  n/a             $45,628
----------------------------------------------------------------------------------------
   Krikorian         $45,628             n/a                  n/a             $45,628
----------------------------------------------------------------------------------------
    Nesher           $     0             n/a                  n/a             $     0
----------------------------------------------------------------------------------------
    Storey           $45,628             n/a                  n/a             $45,628
----------------------------------------------------------------------------------------
   Sullivan          $45,628             n/a                  n/a             $45,628
----------------------------------------------------------------------------------------


*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


--------------------------------------------------------------------------------------------------------------------------
                       POSITION WITH                                                                             OTHER
     NAME AND            TRUST AND                                                                           DIRECTORSHIPS
  DATE OF BIRTH        LENGTH OF TERM                  PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                      HELD
--------------------------------------------------------------------------------------------------------------------------
James F. Volk            President        Chief Accounting Officer and Chief Compliance Officer of SEI       None.
(08/28/62)             (since 2003)       Investment Manager Services since 2004. Senior Operations
                                          Officer of SEI Investments, Fund Accounting and Administration
                                          from 1996 to 2004.
--------------------------------------------------------------------------------------------------------------------------
Michael Lawson        Controller and      Director of Fund Accounting since July 2005. Manager of Fund       None.
(10/8/60)             Chief Financial     Accounting at SEI Investments AVP from April 1995 through July
                          Officer         2005, excluding February 1998 through October 1998.
                       (since 2005)
--------------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance     Chief Compliance Officer of SEI Structured Credit Fund, LP and     None.
(12/18/62)                Officer         SEI Alpha Strategy Portfolios, LP since June 2007. Chief
                       (since 2006)       Compliance Officer of SEI Opportunity Fund, L.P., SEI
                                          Institutional Managed Trust, SEI Asset Allocation Trust, SEI
                                          Institutional International Trust, SEI Institutional Investments
                                          Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI
                                          Tax Exempt Trust since March 2006. Director of Investment
                                          Product Management and Development, SEI Investments, since
                                          February 2003; Senior Investment Analyst - Equity Team, SEI
                                          Investments, from March 2000 to February 2003.
--------------------------------------------------------------------------------------------------------------------------
Carolyn Mead        Vice President and    Counsel at SEI Investments since 2007. Associate at Stradley,      None.
(07/08/57)               Secretary        Ronon, Stevens & Young from 2004 to 2007. Counsel at ING
                       (since 2007)       Variable Annuities from 1999 to 2002.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                       POSITION WITH                                                                             OTHER
     NAME AND            TRUST AND                                                                           DIRECTORSHIPS
  DATE OF BIRTH        LENGTH OF TERM                  PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                      HELD
--------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto    Vice President and    General Counsel and Secretary of SIMC and the Administrator        None.
(03/28/68)               Assistant        since 2004. Vice President of SIMC and the Administrator since
                         Secretary        1999. Vice President and Assistant Secretary of SEI Investments
                       (since 1999)       since 2001. Assistant Secretary of SIMC, the Administrator and
                                          the Distributor, and Vice President of the Distributor from 1999 to 2003.
--------------------------------------------------------------------------------------------------------------------------
James Ndiaye          Vice President      Vice President and Assistant Secretary of SIMC since 2005. Vice    None.
(09/11/68)             and Assistant      President at Deutsche Asset Management from 2003 to 2004.
                         Secretary        Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.
                       (since 2004)
--------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala       Vice President      Vice President and Assistant Secretary of SIMC and the             None.
(02/01/74)             and Assistant      Administrator since 2005. Compliance Officer at SEI Investments
                         Secretary        from 2001 to 2004.
                       (since 2006)
--------------------------------------------------------------------------------------------------------------------------
Joseph Gallo          Vice President      Attorney for SEI Investments since 2007. Associate Counsel at      None.
(04/29/73)             and Assistant      ICMA-RC from 2004 to 2007. Assistant Secretary of The
                         Secretary        VantageTrust Company in 2007. Assistant Secretary of The
                       (since 2007)       Vantagepoint Funds from 2006 to 2007. Investigator, U.S.
                                          Department of Labor 2002 to 2004.
--------------------------------------------------------------------------------------------------------------------------
Andrew S. Decker        AML Officer       Compliance Officer and Product Manager of SEI Investments since    None.
(08/22/63)             (since 2008)       2005. Vice President of Old Mutual Capital from 2000 to 2005.
--------------------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.


EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.


USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short-and long-term capital gain over short-and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that:
(i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend;
(ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2005, 2006, and 2007, the Fund paid the following commissions on portfolio transactions:

-------------------------------------------------------------------------------------------
                                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                      -----------------------------------------------------
                FUND                          2005            2006           2007
-------------------------------------------------------------------------------------------
Haverford Quality Growth Stock Fund          $9,255         $13,527         $4,732
-------------------------------------------------------------------------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2007, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

-------------------------------------------------------------------------------------------------------
                      TOTAL DOLLAR AMOUNT OF BROKERAGE    TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
       FUND          COMMISSIONS FOR RESEARCH SERVICES     BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
-------------------------------------------------------------------------------------------------------
Haverford Quality
Growth Stock Fund                $4,731.50                                $8,638,733.34
-------------------------------------------------------------------------------------------------------


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal year ended October 31, 2007, the Fund did not pay brokerage commissions to affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2007, the Fund held equity securities of Legg Mason valued at $373,000.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2006 and 2007, the Fund's portfolio turnover rates were as follows:

---------------------------------------------------------------
                                       PORTFOLIO TURNOVER RATES
                                       ------------------------
                FUND                        2006     2007
---------------------------------------------------------------
Haverford Quality Growth Stock Fund           48%      16%*
---------------------------------------------------------------

* The inflated portfolio turnover rate for 2006 was due to the significant withdrawal of assets during 2006 made by a major shareholder in the Fund, which forced the Fund to liquidate close to $10 million in equity.


PORTFOLIO HOLDINGS


The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-301-7212. These reports are also available, free of charge, on the Adviser's website at www.haverfordfunds.com.

The Adviser's website also provides information about the Fund's complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar quarter (I.E., each March 31, June 30, September 30, and December 31). This information on the website is provided at the end of each calendar quarter within 10 days of the quarter end. The information on the Adviser's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than within 10 days of each calendar quarter end to ratings agencies, consultants and other qualified financial professionals or individuals.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the SEC's website at WWW.SEC.GOV.

CODE OF ETHICS


The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


5% AND 25% SHAREHOLDERS


As of February 1, 2008, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund.



Shareholder                                 Number of Shares              %
-----------------------------------         ----------------            ------
HTC & CO                                       633,358.047              29.67%
Attn Trust Operations Department
3 Radnor Corp Ctr., Suite 450
Radnor, PA  19087-4580

MG Trust Company as Agent for                  179,106.491               8.39%
Frontier Trust Co. as Trustee
Burlington County Orthopedic Speci.
P.O. Box 10699
Fargo, ND 58106-0699

The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -   Leading market positions in well-established industries.

      -   High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

      - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P
---

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's
-------

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch INC. ("Fitch")
--------------------

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative.

The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson
-------

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------
                         HAVERFORD INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

                               PROXY VOTING POLICY

Haverford Investment Management (HIM) considers the power to vote on proposals presented to shareholders through the proxy solicitation process to be an integral part of an investment manager's responsibility. HIM recognizes that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities and that in such situations the right to vote is considered an asset.


To ensure that proxy voting responsibilities are managed effectively, HIM has established a Proxy Voting Committee and partnered with ISS Goverance Services
(ISS), a division of RiskMetrics Group, to assist in the proxy voting process.


The Proxy Voting Committee includes, at a minimum, one or more members of the Investment Selection Committee and the Compliance Officer. The mission of the Committee is to: (1) Adopt and Maintain the Proxy Voting Policy that ensures voting is consistently and solely in the best economic interests of the client;
(2) Monitor the proxy voting service provider, Institutional Shareholder Services (ISS) for independence, vote recommendations and record keeping; (3) Determine and record circumstances whereby HIM votes contrary to the ISS vote recommendation; and (4) Identify and resolve conflicts of interest and determine their materiality.

ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers; plan sponsors, custodians, consultants, and other institutional investors. The services provided to HIM by ISS include in-depth research, voting recommendations (although HIM is not obligated to follow such recommendations), vote execution, and record keeping. ISS also assists HIM in fulfilling its reporting and record keeping obligations required by applicable law.

The ISS Proxy Voting Guidelines and their amendments, which have been adopted by HIM, are attached hereto as Appendix A and Appendix B.

As a standard default, HIM votes along with the independent recommendation of ISS. Should HIM make modifications to the ISS recommended vote, screening is performed to ensure that there are no conflicts of interest. As part of this process, the Committee considers the facts and circumstances surrounding both Business and Personal Relationships between and among the officers and Clients of HIM to determine their materialality.

If an issuer is a client of HIM that accounts for than 5% of HIM's annual revenue, such relationship will be deemed to raise material conflicts of interest with respect to such issuer's proxies. Holdings by officers of HIM in securities of an issuer of less than 2% of such issuer's outstanding securities will not be considered as a material conflict of interest. Personal holdings above 5% will be evaluated on a case-by-case basis. If an executive officer or director of an issuer is closely related to an officer of HIM, such relationship will be evaluated, but will typically be considered a conflict.

In the case of a material conflict of interest, the Committee is mandated to vote along with the vote recommendation of ISS, as an independent third party.

HIM shall maintain all records required by applicable law, including the Policy Guidelines and amendments thereto, written materials relating to vote recommendations differing from that of our third party provider, and proxy vote results.


Upon request, clients can obtain proxy voting records, and more information on the proxy voting policies and procedures. Requests for proxy votes should be directed to our toll free number: 1-888-995-5995.

                      STATEMENT OF ADDITIONAL INFORMATION


                             WHG LARGECAP VALUE FUND
                                WHG SMIDCAP FUND
                             WHG SMALLCAP VALUE FUND
                           WHG INCOME OPPORTUNITY FUND
                                WHG BALANCED FUND
                              WHG ALLCAP VALUE FUND

                EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2008


                               INVESTMENT ADVISER:
                            WESTWOOD MANAGEMENT CORP.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the WHG LargeCap Value Fund, the WHG SMidCap Fund, the WHG Income Opportunity Fund, the WHG SmallCap Value Fund, the WHG Balanced Fund, and the WHG AllCap Value Fund (each a "Fund" and together, the "Funds"); however, as of the date of this SAI, only shares of the WHG LargeCap Value Fund, the WHG SMidCap Fund, the WHG SmallCap Value Fund, the WHG Income Opportunity Fund, and the WHG Balanced Fund are available for purchase. This SAI should be read in conjunction with the Funds' prospectuses dated March 1, 2008. Capitalized terms not defined herein are defined in the prospectuses. The financial statements for the Funds, with the exception of the WHG AllCap Value Fund, and notes thereto contained in the 2007 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2007 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by calling the Funds at 1-877-FUND-WHG.


                                TABLE OF CONTENTS
                                -----------------


THE TRUST................................................................    S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..........    S-1
DESCRIPTION OF PERMITTED INVESTMENTS.....................................    S-4
INVESTMENT LIMITATIONS...................................................   S-15
THE ADVISER..............................................................   S-18
THE PORTFOLIO MANAGERS...................................................   S-19
THE ADMINISTRATOR........................................................   S-22
THE DISTRIBUTOR..........................................................   S-23
SHAREHOLDER SERVICES.....................................................   S-24
PAYMENTS TO FINANCIAL INTERMEDIARIES.....................................   S-24
THE TRANSFER AGENT.......................................................   S-25
THE CUSTODIAN............................................................   S-25
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................   S-25
LEGAL COUNSEL............................................................   S-25
TRUSTEES AND OFFICERS OF THE TRUST.......................................   S-25
PURCHASING AND REDEEMING SHARES..........................................   S-30
DETERMINATION OF NET ASSET VALUE.........................................   S-30
TAXES....................................................................   S-31
FUND TRANSACTIONS........................................................   S-34
PORTFOLIO HOLDINGS.......................................................   S-36

DESCRIPTION OF SHARES....................................................   S-37
SHAREHOLDER LIABILITY....................................................   S-37
LIMITATION OF TRUSTEES' LIABILITY........................................   S-38
PROXY VOTING.............................................................   S-38
CODE OF ETHICS...........................................................   S-38
5% AND 25% SHAREHOLDERS..................................................   S-38
APPENDIX A - RATINGS.....................................................    A-1
APPENDIX B - PROXY VOTING POLICIEs and procedures........................    B-1

March 1, 2008

WHG-SX-001-0300

THE TRUST


GENERAL. Each Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Shares and A Class Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing and distribution expenses, see the "Distributor" and "Shareholder Services." The Funds are currently offered in the following classes of shares:

-------------------------------------------------------- --------------------------------------- -----------------------------------
                         FUND                                     INSTITUTIONAL SHARES                     A CLASS SHARES
-------------------------------------------------------- --------------------------------------- -----------------------------------
WHG LargeCap Value Fund                                                    X                                     X
-------------------------------------------------------- --------------------------------------- -----------------------------------
WHG SMidCap Fund                                                           X
-------------------------------------------------------- --------------------------------------- -----------------------------------
WHG Income Opportunity Fund                                                X                                     X
-------------------------------------------------------- --------------------------------------- -----------------------------------
WHG SmallCap Value Fund                                                    X
-------------------------------------------------------- --------------------------------------- -----------------------------------
WHG Balanced Fund                                                          X
-------------------------------------------------------- --------------------------------------- -----------------------------------
WHG AllCap Value Fund                                                      X
-------------------------------------------------------- --------------------------------------- -----------------------------------


VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES


Each Fund's investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.


WHG LARGECAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the

Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").


Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large companies. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund currently defines large companies as those that have a market capitalization of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests will be primarily common stocks, but may also include shares of large-cap stocks of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs").


The Fund invests in approximately 40-60 securities with attractive valuations. Companies that produce ample levels of free cash flow and maintain relatively low levels of debt are preferred. In selecting investments for the Fund, the Westwood Management Corp. (the "Adviser") utilizes a value style of investing in which it chooses common stocks that they believe are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated outside the stated market capitalization range defined above.


WHG SMIDCAP FUND. The investment objective of the Fund is to seek long term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-cap companies. The Fund considers small- and mid-cap companies to be those companies with market capitalization between $500 million and $10 billion at the time of initial purchase. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of ETFs. The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and ADRs.

The Fund invests in approximately 45-65 securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

WHG SMALLCAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies. The Fund considers small-cap companies to be those companies with market capitalizations between $100 million and $2 billion at the time of initial purchase. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of exchange-traded funds of ETFs, REITs, royalty trusts, and MLPs. The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and ADRs.

The Fund invests in approximately 50-70 securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as: a security reaching a predetermined price target or a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

WHG INCOME OPPORTUNITY FUND. The primary investment objective of the Fund is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation. The investment objectives of the Fund are non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund seeks to meet its investment objectives by investing generally more than 80% of its assets in dividend-paying and/or interest bearing securities. The Fund seeks to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses a diversified group of different types of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, and convertible securities. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and MLPs, and securities of REITs and ETFs.

The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and ADRs. The Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments will, in the aggregate, be of investment grade (rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities if deemed by the Fund's Adviser to be of comparable quality to investment grade.

The Fund's investment strategy seeks to provide a higher level of current income than offered by traditional fixed income products, such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments as well as among asset classes to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as: a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund.




WHG BALANCED FUND. The investment objective of the Fund is to seek to provide capital appreciation and current income by investing in a portfolio of stocks and fixed income securities. This goal is fundamental and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests in a combination of equity and debt securities. The Fund uses a bottom-up approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. Westwood Management Corp. will typically invest approximately 60% of the Fund's assets in equity securities and approximately 40% of the Fund's assets in debt securities, and any balance of the Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Adviser's analysis of market and economic conditions.

The Fund typically invests in stocks that have market capitalizations of $1 billion or more and have been operating for at least three years. The Adviser chooses stocks of seasoned companies with proven performance records and above-average earnings growth potential. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of ETFs, royalty trusts, MLPs and securities of REITs. The Fund will generally invest in debt and equity securities of domestic companies, but may also invest in foreign securities and ADRs.

The debt securities held by the Fund are, in the aggregate, investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a nationally recognized rating agency. The government issuers in which the Fund invests primarily include U.S Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, and repurchase agreements involving these securities. There are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in. In addition, the Fund's debt securities may include unrated securities if deemed by the Fund's Adviser to be of comparable quality to investment grade.


The Fund invests in approximately 40-60 equity securities and approximately 40-60 debt securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has the following disciplines in place that serve as sell signals, such as: a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.


WHG ALLCAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests in equity securities of companies in all market capitalization ranges. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of ETFs, royalty trusts, MLPs and securities of REITs. The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and ADRs.


The Fund invests in approximately 60-80 securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that they believe are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has the following disciplines in place that serve as sell signals, such as: a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.


AMERICAN DEPOSITARY RECEIPTS. ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.


EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ROYALTY TRUSTS. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.


o EXCHANGE-TRADED FUNDS. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares(R). A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.


o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MASTER LIMITED PARTNERSHIPS. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Each Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.



For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to an order issued by the U.S. Securities and Exchange Commission (the "SEC") to iShares(R) Funds and procedures approved by the Board, each Fund may invest in iShares Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares Funds makes any representations regarding the advisability of investing in the iShares Funds.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the

United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.


SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Funds can invest in securities of other investment companies. The Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) a Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of a Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.


SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their investment adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.


The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.


When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.


A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.


There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.


OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objectives, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not hold more than 15% of its net assets in illiquid securities.


RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES. As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES


The following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of the Funds' outstanding shares. In addition, each Fund's investment objective, other than that of the WHG Income Opportunity Fund, is a fundamental policy. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.


Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES


The following investment limitations of the Funds are non-fundamental and may be changed by the Trust's Board without shareholder approval. In addition, the investment objective of the WHG Income Opportunity is a non-fundamental policy that may be changed by the Trust's Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.


The Funds may not:


1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or
         (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.


2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate

         (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.


6. Hold in illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund's net assets.


7. Under normal circumstances, the WHG SmallCap Value Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies.


8. Under normal circumstances, the WHG SMidCap Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-cap companies.


9. Under normal circumstances, the WHG LargeCap Value Fund shall invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.


LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.


UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs).

COMMODITIES. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

THE ADVISER


GENERAL. Westwood Management Corp., a New York corporation formed in 1983, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2007, the Adviser had approximately $7.11 billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") with respect to the Funds. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under this Agreement.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" or by a vote of the shareholders of the Funds of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the WHG LargeCap Value Fund, the WHG SMidCap Fund, the WHG Income Opportunity Fund, the WHG Balanced Fund and the WHG AllCap Value Fund, and 0.85% of the average daily net assets of the WHG SmallCap Value Fund. The Adviser has contractually agreed to limit each Fund's net expenses for Institutional Shares of the WHG LargeCap Value Fund, the WHG Income Opportunity Fund and the WHG Balanced Fund to 1.00% of each Fund's average daily net assets until February 28, 2009. The Adviser has contractually agreed to limit net expenses for Institutional Shares of the WHG SMidCap Fund and the WHG SmallCap Value Fund to 1.25% of each Fund's average daily net assets until February 28, 2009. The Adviser may renew the contractual fee waivers for subsequent periods. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of each Fund. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the net expenses and 1.00% for the WHG LargeCap Value Fund, the WHG Income Opportunity Fund, the WHG Balanced Fund and the WHG SmallCap Value Fund, and 1.25% for the WHG SMidCap Fund, to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

For the fiscal years ended October 31, 2006 and 2007, the Funds paid the following in management fees to the Adviser:

------------------ ------------------------------ ----------------------------- ------------------------ ---------------------------
FUND                   CONTRACTUAL FEES PAID       FEES WAIVED BY THE ADVISER       TOTAL FEES PAID         FEES REIMBURSED BY THE
                                                                                    (AFTER WAIVERS)                ADVISER(1)
------------------ ---------------- ------------- -------------- -------------- ------------ ----------- -------------- ------------
                        2006            2007          2006           2007          2006         2007         2006           2007
------------------ ---------------- ------------- -------------- -------------- ------------ ----------- -------------- ------------
WHG LargeCap
Value Fund            $15,680*        $117,206      $15,680*       $117,206         $0*          $0        $33,930*        $10,983
------------------ ---------------- ------------- -------------- -------------- ------------ ----------- -------------- ------------
WHG SMidCap Fund      $45,962**       $315,178      $45,962**       $52,020         $0**      $263,158     $73,296**         $0
------------------ ---------------- ------------- -------------- -------------- ------------ ----------- -------------- ------------
WHG Income
Opportunity
Fund                 $317,887**       $780,293     $310,860**      $429,458      $7,027**     $350,835       $0**            $0
------------------ ---------------- ------------- -------------- -------------- ------------ ----------- -------------- ------------
WHG SmallCap
Value Fund                N/A+        $29,586***        N/A+        $29,586***       N/A+        $0***        N/A+        $29,248***
------------------ ---------------- ------------- -------------- -------------- ------------ ----------- -------------- ------------
WHG Balanced Fund     $3,514****       $56,733      $3,514****      $56,733        $0****        $0       $27,035****      $50,462
------------------ ---------------- ------------- -------------- -------------- ------------ ----------- -------------- ------------
WHG AllCap
Value Fund                N/A+           N/A+           N/A+           N/A+          N/A+        N/A+         N/A+           N/A+
------------------ ---------------- ------------- -------------- -------------- ------------ ----------- -------------- ------------

*    For the fiscal period from June 28, 2006 to October 31, 2006.
**   For the fiscal period from December 19, 2005 to October 31, 2006.
*** For the fiscal period from April 2, 2007 to October 31, 2007. **** For the fiscal period from September 8, 2006 to October 31, 2006.

+ Indicates that the Fund had not commenced operations as of the period indicated.
(1) The Adviser additionally reimbursed fees to maintain the stated expense cap under its contractual expense limitation agreement with the Funds.


THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Each of the Funds' portfolio managers' compensation consists of a fixed cash salary and employer 401(k) matching contributions. The portfolio managers are also paid a discretionary cash bonus and a restricted stock award which takes into account performance of the products they manage, including the Funds and other accounts, and profitability of the firm.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. Information pertaining to the Institutional Shares of the WHG AllCap Value Fund, and A Class Shares of the WHG LargeCap Value Fund and WHG Income Opportunity Fund, are not provided because they had not yet commenced operations as of the end of the most recently completed fiscal year.

-------------------------------- ----------------------------------------------------------------------------
              NAME                                  DOLLAR RANGE OF FUND SHARES*
-------------------------------- ----------------------------------------------------------------------------
Susan M. Byrne                   $100,001 - $500,000 (WHG LargeCap Value Fund, Institutional Shares)
                                    $100,001 - $500,000 (WHG SMidCap Fund, Institutional Shares)
                               $100,001 - $500,000 (WHG Income Opportunity Fund, Institutional Shares)
                                 $100,001 - $500,000 (WHG SmallCap Value Fund, Institutional Shares)
                                   $500,001 - $1,000,000 (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------
Mark R. Freeman                  $50,001 - $100,000 (WHG LargeCap Value Fund, Institutional Shares)
                                            None (WHG SMidCap Fund, Institutional Shares)
                                $10,001 - $50,000 (WHG Income Opportunity Fund, Institutional Shares)
                                        None (WHG SmallCap Value Fund, Institutional Shares)
                                           None (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------
Kellie R. Stark                  $100,001 - $500,000 (WHG LargeCap Value Fund, Institutional Shares)
                                     $50,001 - $100,000 (WHG SMidCap Fund, Institutional Shares)
                                      None (WHG Income Opportunity Fund, Institutional Shares)
                                        None (WHG SmallCap Value Fund, Institutional Shares)
                                           None (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------
Christopher J. MacDonald          $50,001 - $100,000 (WHG LargeCap Value Fund, Institutional Shares)
                                            None (WHG SMidCap Fund, Institutional Shares)
                                      None (WHG Income Opportunity Fund, Institutional Shares)
                                    $1 - $10,000 (WHG SmallCap Value Fund, Institutional Shares)
                                           None (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------
Scott D. Lawson                          None (WHG LargeCap Value Fund, Institutional Shares)
                                        $1 - $10,000 (WHG SMidCap Fund, Institutional Shares)
                                  $1 - $10,000 (WHG Income Opportunity Fund, Institutional Shares)
                                    $1 - $10,000 (WHG SmallCap Value Fund, Institutional Shares)
                                       $1 - $10,000 (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------

-------------------------------- ----------------------------------------------------------------------------
              NAME                                  DOLLAR RANGE OF FUND SHARES*
-------------------------------- ----------------------------------------------------------------------------
David S. Spika                          None (WHG LargeCap Value Fund, Institutional Shares)
                                            None (WHG SMidCap Fund, Institutional Shares)
                                      None (WHG Income Opportunity Fund, Institutional Shares)
                                        None (WHG SmallCap Value Fund, Institutional Shares)
                                           None (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------
Jay K. Singhania                  $10,001 - $50,000 (WHG LargeCap Value Fund, Institutional Shares)
                                     $10,001 - $50,000 (WHG SMidCap Fund, Institutional Shares)
                                $10,001 - $50,000 (WHG Income Opportunity Fund, Institutional Shares)
                                        None (WHG SmallCap Value Fund, Institutional Shares)
                                     $10,001 - $50,000 (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------
Todd L. Williams                    $10,001 - $50,000 (WHG LargeCap nValue Fund, Institutional Shares)
                                        $1 - $10,000 (WHG SMidCap Fund, Institutional Shares)
                                 $10,001 - $50,000 (WHG Income Opportunity Fund, Institutional Shares)
                                  $10,001 - $50,000 (WHG SmallCap Value Fund, Institutional Shares)
                                     $10,001 - $50,000 (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------
Lisa Dong                        $50,001 - $100,000 (WHG LargeCap Value Fund, Institutional Shares)
                                     $10,001 - $50,000 (WHG SMidCap Fund, Institutional Shares)
                                $10,001 - $50,000 (WHG Income Opportunity Fund, Institutional Shares)
                                        None (WHG SmallCap Value Fund, Institutional Shares)
                                           None (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------
Ragen R. Stienke                     $1 - $10,000 (WHG LargeCap Value Fund, Institutional Shares)
                                        $1 - $10,000 (WHG SMidCap Fund, Institutional Shares)
                                  $1 - $10,000 (WHG Income Opportunity Fund, Institutional Shares)
                                        None (WHG SmallCap Value Fund, Institutional Shares)
                                           None (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------
Philip G. Robert                  $10,001 - $50,000 (WHG LargeCap Value Fund, Institutional Shares)
                                        $1 - $10,000 (WHG SMidCap Fund, Institutional Shares)
                                      None (WHG Income Opportunity Fund, Institutional Shares)
                                    $1 - $10,000 (WHG SmallCap Value Fund, Institutional Shares)
                                           None (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------
Corey Henegar                       $1 - $10,000 (WHG LargeCap Value Fund, Institutional Shares)
                                            None (WHG SMidCap Fund, Institutional Shares)
                                  $1 - $10,000 (WHG Income Opportunity Fund, Institutional Shares)
                                    $1 - $10,000 (WHG SmallCap Value Fund, Institutional Shares)
                                       $1 - $10,000 (WHG Balanced Fund, Institutional Shares)
-------------------------------- ----------------------------------------------------------------------------

*    Valuation date is October 31, 2007.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that two of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2007.


The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.


--------------------- ------------------------------------ ------------------------------------ ------------------------------------
                                  REGISTERED                          OTHER POOLED
                             INVESTMENT COMPANIES                  INVESTMENT VEHICLES                      OTHER ACCOUNTS
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
                         NUMBER OF        TOTAL ASSETS*       NUMBER OF      TOTAL ASSETS*         NUMBER OF         TOTAL ASSETS*
        NAME              ACCOUNTS        ($ MILLIONS)        ACCOUNTS       ($ MILLIONS)          ACCOUNTS           ($ MILLIONS)
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Susan M. Byrne               10             $1,217.04            13             $1,238.93             85              $ 4,129.75**
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Mark R. Freeman              9              $1,132.65             9             $1,213.53             61              $3,115.89**
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Kellie R. Stark              9              $1,092.30            10             $1,094.56             79              $4,011.80**
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
David S. Spika               2               $94.15               2              $205.31*             22               $1,134.31
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Christopher J.
MacDonald                    9              $1,091.29             8              $939.72              60              $2,883.70**
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Scott Lawson                 9              $1,091.29             6              $910.23              59              $2,791.49**
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Jay K. Singhania             2               $94.15               6              $243.92              24               $1,232.36
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Todd L. Williams             3               $217.88              4              $158.74               9               $323.10**
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Lisa Dong                    3               $217.88              4              $158.74               5               $322.68**
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Philip G. Robert             9              $1,091.29             8              $939.72              59              $2,883.38**
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Ragen R. Stienke             2               $94.15               6              $248.56              21                $269.56
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
John D. Vandermosten         2               $93.14               4               $73.35               4                 $98.71
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------
Corey Henegar                3               $218.89              4              $320.19              25              $1,449.63**
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- -------------------

* Represents the portion of assets for which the portfolio team has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers and therefore may be duplicated.

** Includes two accounts that are subject to performance-based advisory fees. Westwood manages performance-based fee accounts for two clients with aggregated assets under management of $824.3 million as of October 31, 2007.


CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Adviser's trade allocation policy is to aggregate client transactions, including the Funds', where possible when it is believed that such aggregation may facilitate the Adviser's duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client's participation in the transaction. The Adviser generally allocates securities among client accounts according to each account's pre-determined participation in the transaction. The Adviser's policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Adviser prohibits late trading, frequent trading and/or market timing in the funds and monitors trades daily to ensure this policy is not violated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.


The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

          ---------------------------------------------------- ----------------------------------------------
                   FEE (AS A PERCENTAGE OF AGGREGATE
                        AVERAGE ANNUAL ASSETS)                        FUND'S AVERAGE DAILY NET ASSETS
          ---------------------------------------------------- ----------------------------------------------
                                 0.12%                                       First $100 million
          ---------------------------------------------------- ----------------------------------------------
                                 0.08%                                      $100 - $300 million
          ---------------------------------------------------- ----------------------------------------------
                                 0.06%                                      $300 - $850 million
          ---------------------------------------------------- ----------------------------------------------
                                 0.04%                                       Over $850 million
          ---------------------------------------------------- ----------------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 for the Westwood Management Corp. fund complex, and is applicable to each portfolio within the fund complex.

o The Administrator will waive $25,000 for the first year of operations for each portfolio launched during the first twenty four (24) months of the Administration Agreement.

o    For each additional class of shares of a fund established after the initial
     (1) class of shares per fund, the minimum annual fee will be increased by $15,000.

The fees outlined above will remain in place for a period of three (3) years.


For the fiscal years ended October 31, 2006 and 2007, the Funds paid the following administration fees:

-------------------------------------------- ----------------------------------------- -----------------------------------------
                   FUND                              ADMINISTRATION FEES PAID                 ADMINISTRATION FEES WAIVED
-------------------------------------------- ---------------------- ------------------ ------------------ ----------------------
                                                     2006                 2007               2006                 2007
-------------------------------------------- ---------------------- ------------------ ------------------ ----------------------
WHG LargeCap Value Fund                             $6,516*              $36,097              $0*                  $0
-------------------------------------------- ---------------------- ------------------ ------------------ ----------------------
WHG SMidCap Fund                                   $17,204**             $94,727             $0**                  $0
-------------------------------------------- ---------------------- ------------------ ------------------ ----------------------
WHG Income Opportunity Fund                       $121,221**            $243,658             $0**                  $0
-------------------------------------------- ---------------------- ------------------ ------------------ ----------------------
WHG SmallCap Value Fund                              N/A+               $7,374***            N/A+                 $0***
-------------------------------------------- ---------------------- ------------------ ------------------ ----------------------
WHG Balanced Fund                                 $1,496****             $17,604            $0****                 $0
-------------------------------------------- ---------------------- ------------------ ------------------ ----------------------
WHG AllCap Value Fund                                N/A+                 N/A+               N/A+                 N/A+
-------------------------------------------- ---------------------- ------------------ ------------------ ----------------------

*    For the fiscal period from June 28, 2006 to October 31, 2006.
**   For the fiscal period from December 19, 2005 to October 31, 2006.
***  For the fiscal period from April 2, 2007 to October 31, 2007.
**** For the fiscal period from September 8, 2006 to October 31, 2006.
+ Indicates that the Fund had not commenced operations as of the period indicated.


THE DISTRIBUTOR


GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares, and which applies to both Institutional Shares and A Class Shares of the Fund.. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who arenot invested persons (as defined in the 1940
Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

o A CLASS SHARES. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of the WHG LargeCap Value Fund and the WHG Income Opportunity Fund's assets attributable to A Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act.

o DESCRIPTION OF DISTRIBUTION SERVICES. Distribution services may include: (i) services in connection with distribution assistance; or
         (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the WHG LargeCap Value Fund and the WHG Income Opportunity Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

SHAREHOLDER SERVICES


SHAREHOLDER SERVICING PLAN. The WHG SMidCap Fund and WHG SmallCap Value Fund have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.20% of average daily net assets of either Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A Financial Intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Funds shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.


THE TRANSFER AGENT


DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64104 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.


THE CUSTODIAN


U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference for the WHG LargeCap Value Fund, the WHG SMidCap Fund, the WHG SmallCap Value Fund, the WHG Income Opportunity Fund and the WHG Balanced Fund have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Funds and each of the Trust's additional 32 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- --------------- --------------------------------- ----------------------------------------------------
                                 POSITION
                                WITH TRUST
          NAME AND              AND LENGTH         PRINCIPAL OCCUPATIONS                     OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH             OF TERM              IN PAST 5 YEARS
----------------------------- --------------- --------------------------------- ----------------------------------------------------
INTERESTED TRUSTEES
----------------------------- --------------- --------------------------------- ----------------------------------------------------
Robert Nesher                 Chairman of     SEI employee 1974 to present;     Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                    the Board of    currently performs various        Bishop Street Funds, SEI Daily Income Trust, SEI
                              Trustees*       services on behalf of SEI         Institutional International Trust, SEI
                              (since 1991)    Investments for which Mr.         Institutional Investments Trust, SEI Institutional
                                              Nesher is compensated.            Managed Trust, SEI Liquid Asset Trust, SEI Asset
                                              President and Director of SEI     Allocation Trust and SEI Tax Exempt Trust.
                                              Opportunity Fund, L.P. and SEI    Director of SEI Global Master Fund plc, SEI Global
                                              Structured Credit Fund, LP.       Assets Fund plc, SEI Global Investments Fund plc,
                                              President and Chief Executive     SEI Investments--Global Funds Services, Limited,
                                              Officer of SEI Alpha Strategy     SEI Investments Global, Limited, SEI Investments
                                              Portfolios, LP, June 2007 to      (Europe) Ltd., SEI Investments--Unit Trust
                                              present.                          Management (UK) Limited, SEI Multi-Strategy Funds
                                                                                PLC, SEI Global Nominee Ltd. and SEI Alpha
                                                                                Strategy Portfolios, LP.
----------------------------- --------------- --------------------------------- ----------------------------------------------------
William M. Doran              Trustee*        Self-Employed Consultant since    Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                    (since 1992)    2003. Partner at Morgan, Lewis    Bishop Street Funds, SEI Daily Income Trust, SEI
                                              & Bockius LLP (law firm) from     Institutional International Trust, SEI
                                              1976 to 2003. Counsel to the      Institutional Investments Trust, SEI Institutional
                                              Trust, SEI Investments, SIMC,     Managed Trust, SEI Liquid Asset Trust, SEI Asset
                                              the Administrator and the         Allocation Trust and SEI Tax Exempt Trust.
                                              Distributor.                      Director of SEI Alpha Strategy Portfolios, LP
                                                                                since June 2007. Director of SEI Investments
                                                                                (Europe), Limited, SEI Investments--Global Funds
                                                                                Services, Limited, SEI Investments Global,
                                                                                Limited, SEI Investments (Asia), Limited and SEI
                                                                                Asset Korea Co., Ltd. Director of the Distributor
                                                                                since 2003.
----------------------------- --------------- --------------------------------- ----------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- --------------- --------------------------------- ----------------------------------------------------
Charles E. Carlbom            Trustee         Self-Employed Business            Trustee of The Advisors' Inner Circle Fund II and
(08/20/34)                    (since 2005)    Consultant, Business              Bishop Street Funds; Board Member, Oregon Transfer
                                              Projects Inc. since 1997.         Co., and O.T. Logistics, Inc.
----------------------------- --------------- --------------------------------- ----------------------------------------------------
Mitchell A. Johnson           Trustee         Retired.                          Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                    (since 2005)                                      Bishop Street Funds, SEI Asset Allocation Trust,
                                                                                SEI Daily Income Trust, SEI Institutional
                                                                                International Trust, SEI Institutional Managed
                                                                                Trust, SEI Institutional Investments Trust, SEI
                                                                                Liquid Asset Trust, SEI Tax Exempt Trust and SEI
                                                                                Alpha Strategy Portfolios, LP. Director, Federal
                                                                                Agricultural Mortgage Corporation (Farmer Mac) since
                                                                                1997.
----------------------------- --------------- --------------------------------- ----------------------------------------------------


----------------------------- --------------- --------------------------------- ----------------------------------------------------
                                 POSITION
                                WITH TRUST
          NAME AND              AND LENGTH         PRINCIPAL OCCUPATIONS                     OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH             OF TERM              IN PAST 5 YEARS
----------------------------- --------------- --------------------------------- ----------------------------------------------------
INTERESTED TRUSTEES
----------------------------- --------------- --------------------------------- ----------------------------------------------------
Betty L. Krikorian            Trustee          Self-Employed Legal and          Trustee of The Advisors' Inner Circle Fund II and
(01/23/43)                    (since 2005)    Financial Services Consultant     Bishop Street Funds.
                                              since 2003.  Counsel (in-house)
                                              for State Street Bank from 1995
                                              to 2003.
----------------------------- --------------- --------------------------------- ----------------------------------------------------
James M. Storey               Trustee         Attorney, Solo Practitioner       Trustee/Director of The Advisors' Inner Circle
(04/12/31)                    (since 1994)    since 1994.                       Fund II, Bishop Street Funds, U.S. Charitable Gift
                                                                                Trust, SEI Daily Income Trust, SEI Institutional
                                                                                International Trust, SEI Institutional Investments
                                                                                Trust, SEI Institutional Managed Trust, SEI Liquid
                                                                                Asset Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                Exempt Trust and SEI Alpha Strategy Portfolios,
                                                                                L.P.
----------------------------- --------------- --------------------------------- ----------------------------------------------------
George J. Sullivan, Jr.       Trustee         Self-employed Consultant,         Trustee/Director of State Street The Advisors'
(11/13/42)                    (since 1999)    Newfound Consultants Inc. since   Inner Circle Fund II, Bishop Street Funds,
                                              April 1997.                       Navigator Securities Lending Trust, SEI
                                                                                Opportunity Fund, L.P., SEI Structured Credit
                                                                                Fund, LP, SEI Daily Income Trust, SEI
                                                                                Institutional International Trust, SEI
                                                                                Institutional Investments Trust, SEI Institutional
                                                                                Managed Trust, SEI Liquid Asset Trust, SEI Asset
                                                                                Allocation Trust, SEI Tax Exempt Trust, SEI Alpha
                                                                                Strategy Portfolios, LP and SEI Mutual Funds
                                                                                Canada.
----------------------------- --------------- --------------------------------- ----------------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 27 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian, currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


------------------ ----------------------------------------------------------- -----------------------------------------------------
                                  DOLLAR RANGE OF FUND SHARES                            AGGREGATE DOLLAR RANGE OF SHARES
      NAME                                  (FUND)*                                                (ALL FUNDS)*
------------------ ----------------------------------------------------------- -----------------------------------------------------
INTERESTED TRUSTEES
------------------ ----------------------------------------------------------- -----------------------------------------------------
     Nesher                                   None                                                     None
------------------ ----------------------------------------------------------- -----------------------------------------------------
      Doran                                   None                                                     None
------------------ ----------------------------------------------------------- -----------------------------------------------------
INDEPENDENT TRUSTEES
------------------ ----------------------------------------------------------- -----------------------------------------------------
     Carlbom                                  None                                                     None
------------------ ----------------------------------------------------------- -----------------------------------------------------
     Johnson                                  None                                                     None
------------------ ----------------------------------------------------------- -----------------------------------------------------
    Krikorian                                 None                                                     None
------------------ ----------------------------------------------------------- -----------------------------------------------------
     Storey                                   None                                                     None
------------------ ----------------------------------------------------------- -----------------------------------------------------
    Sullivan                                  None                                                     None
------------------ ----------------------------------------------------------- -----------------------------------------------------

*    Valuation date is December 31, 2007.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------
                                                       PENSION OR RETIREMENT       ESTIMATED ANNUAL        TOTAL COMPENSATION FROM
                             AGGREGATE COMPENSATION     BENEFITS ACCRUED AS          BENEFITS UPON         TRUST AND FUND COMPLEX
NAME OF TRUSTEE                  FROM THE TRUST        PART OF FUND EXPENSES          RETIREMENT              PAID TO TRUSTEES*
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------
         Carlbom                    $45,628                     n/a                       n/a                      $45,628
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------
          Doran                     $     0                     n/a                       n/a                      $     0
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------
         Johnson                    $45,628                     n/a                       n/a                      $45,628
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------
        Krikorian                   $45,628                     n/a                       n/a                      $45,628
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------
          Nesher                       $0                       n/a                       n/a                        $0
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------
          Storey                    $45,628                     n/a                       n/a                      $45,628
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------

*    The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND            PRINCIPAL OCCUPATIONS IN PAST 5 YEARS             OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                                                                         HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
James F. Volk                    President          Chief Accounting Officer and Chief Compliance Officer    None.
(08/28/62)                      (since 2003)        of SEI Investment Manager Services since 2004. Senior
                                                    Operations Officer of SEI
                                                    Investments, Fund Accounting
                                                    and Administration from 1996
                                                    to 2004.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Lawson              Controller and Chief    Director of Fund Accounting since July 2005. Manager     None.
(10/08/60)                   Financial Officer      of Fund Accounting at SEI Investments AVP from April
                                (since 2005)        1995 through July 2005, excluding February 1998
                                                    through October 1998.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Russell Emery                 Chief Compliance      Chief Compliance Officer of SEI Structured Credit        None.
(12/18/62)                        Officer           Fund, LP and SEI Alpha Strategy Portfolios, LP since
                                (since 2006)        June 2007. Chief Compliance Officer of SEI Opportunity
                                                    Fund, L.P., SEI Institutional Managed Trust, SEI Asset
                                                    Allocation Trust, SEI Institutional International
                                                    Trust, SEI Institutional Investments Trust, SEI Daily
                                                    Income Trust, SEI Liquid Asset Trust and SEI Tax
                                                    Exempt Trust since March 2006. Director of Investment
                                                    Product Management and Development, SEI Investments,
                                                    since February 2003; Senior Investment Analyst -
                                                    Equity Team, SEI Investments, from March 2000 to
                                                    February 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Carolyn Mead                 Vice President and     Counsel at SEI Investments since 2007. Associate at      None.
(07/08/57)                       Secretary          Stradley, Ronon, Stevens & Young from 2004 to 2007.
                                (since 2007)        Counsel at ING Variable Annuities from 1999 to 2002.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Timothy D. Barto             Vice President and     General Counsel and Secretary of SIMC and the            None.
(03/28/68)                  Assistant Secretary     Administrator since 2004.  Vice President of SIMC and
                                (since              1999) the Administrator
                                                    since 1999. Vice President
                                                    and Assistant Secretary of
                                                    SEI Investments since 2001.
                                                    Assistant Secretary of SIMC,
                                                    the Administrator and the
                                                    Distributor, and Vice
                                                    President of the Distributor
                                                    from 1999 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------

------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND            PRINCIPAL OCCUPATIONS IN PAST 5 YEARS             OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                                                                         HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
James Ndiaye                   Vice President       Vice President and Assistant Secretary of SIMC since     None.
(09/11/68)                and Assistant Secretary   2005.  Vice President at Deutsche Asset Management
                                (since 2004)        from 2003 to 2004.  Associate at Morgan, Lewis &
                                                    Bockius LLP from 2000 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Sofia A. Rosala                Vice President       Vice President and Assistant Secretary of SIMC and the   None.
(02/01/74)                and Assistant Secretary   Administrator since 2005.  Compliance Officer at SEI
                                (since 2006)        Investments from 2001 to 2004.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Joseph Gallo                   Vice President       Attorney for SEI Investments since 2007. Associate       None.
(04/29/73)                and Assistant Secretary   Counsel at ICMA-RC from 2004 to 2007.  Assistant
                                (since 2007)        Secretary of The VantageTrust Company in 2007.
                                                    Assistant Secretary of The Vantagepoint Funds from
                                                    2006 to 2007. Investigator, U.S. Department of Labor
                                                    2002 to 2004.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Andrew S. Decker                AML Officer         Compliance Officer and Product Manager of SEI            None.
(08/22/63)                      (since 2008)        Investments since 2005. Vice President of Old Mutual
                                                    Capital from 2000 to 2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Funds up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.


DETERMINATION OF NET ASSET VALUE


GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.


USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.


FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Funds each intend to qualify and elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which they may be subject. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Funds must distribute at least 90% of their net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Funds' taxable year, at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of each Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Funds' taxable year, not more than 25% of the value of each Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the 70% dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Funds.

In certain cases, the Funds will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, back up withholding on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Certain distributions from the Funds may qualify as qualified dividend income. Qualified dividend income distributed to an individual is taxable at the lower, long-term capital gains rates. A distribution from the Funds generally qualifies as qualified dividend income to the extent it is designated as such by the Funds and was distributed from dividends received by the Funds from taxable domestic corporations and certain qualified foreign corporations, subject to limitations including holding period limitations, imposed on the Funds and their shareholders. Absent further legislation, the lower, long-term capital gain rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income as of September 30, 2006. As a result, the Funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

SALES, EXCHANGES, OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which a Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Funds intend to make sufficient distributions to avoid imposition of this tax, or to retain, at most their net capital gains and pay tax thereon.


FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.


STATE TAXES. The Funds are not liable for any income or franchise tax in Massachusetts if they qualify as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.


For the fiscal years ended October 31, 2006 and 2007, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

-------------------------------------------- --------------------------------------------------------------------------------------
                   FUND                                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
-------------------------------------------- --------------------------------------- ----------------------------------------------
                                                              2006                                       2007
-------------------------------------------- --------------------------------------- ----------------------------------------------
WHG LargeCap Value Fund                                     $2,958*                                     $15,420
-------------------------------------------- --------------------------------------- ----------------------------------------------
WHG SMidCap Fund                                           $12,031**                                   $105,124
-------------------------------------------- --------------------------------------- ----------------------------------------------
WHG Income Opportunity Fund                                $105,420**                                  $146,873
-------------------------------------------- --------------------------------------- ----------------------------------------------
WHG SmallCap Value Fund                                       N/A+                                    $12,433***
-------------------------------------------- --------------------------------------- ----------------------------------------------
WHG Balanced Fund                                           $634****                                    $4,300
-------------------------------------------- --------------------------------------- ----------------------------------------------
WHG AllCap Value Fund                                         N/A+                                       N/A+
-------------------------------------------- --------------------------------------- ----------------------------------------------

*    For the fiscal period from June 28, 2006 to October 31, 2006.
**   For the fiscal period from December 19, 2005 to October 31, 2006.
***  For the fiscal period from April 2, 2007 to October 31, 2007.
**** For the fiscal period from September 8, 2006 to October 31, 2006.
+ Indicates that the Fund had not commenced operations as of the period indicated.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2007, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

------------------------------------------------- ---------------------------------------- -----------------------------------------
                      FUND                           TOTAL DOLLAR AMOUNT OF BROKERAGE         TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                                     COMMISSIONS FOR RESEARCH SERVICES        INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                                       RESEARCH SERVICES
------------------------------------------------- ---------------------------------------- -----------------------------------------
WHG LargeCap Value Fund                                         $14,242.65                              $23,461,308.37
------------------------------------------------- ---------------------------------------- -----------------------------------------
WHG SMidCap Fund                                                $24,415.00                              $15,610,612.00
------------------------------------------------- ---------------------------------------- -----------------------------------------
WHG Income Opportunity Fund                                     $138,645.85                             $86,522,219.14
------------------------------------------------- ---------------------------------------- -----------------------------------------
WHG SmallCap Value Fund                                         $2,315.00*                               $817,400.00*
------------------------------------------------- ---------------------------------------- -----------------------------------------
WHG Balanced Fund                                                $1,031.60                                $885,475.79
------------------------------------------------- ---------------------------------------- -----------------------------------------
WHG AllCap Value Fund                                              N/A+                                      N/A+
------------------------------------------------- ---------------------------------------- -----------------------------------------

*    For the fiscal period from April 2, 2007 to October 31, 2007.
+    Indicates that the Fund has not yet commenced operations.


BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the Trust's most recently completed fiscal year ended October 31, 2007, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal period. As of October 31, 2007, the WHG Large Cap Value Fund held equity securities of JP Morgan Chase valued at $588,000, equity securities of Citigroup valued at $570,000, and equity securities of Bank of America valued at $584,000. As of October 31, 2007, the WHG Income Opportunity Fund held equity securities of Bank of America valued at $1,487,000, equity securities of Lehman Brothers valued at $2,157,000, and equity securities of Wells Fargo valued at $2,042,000. As of October 31, 2007, the WHG Balanced Fund held equity securities of JP Morgan Chase valued at $150,000, equity securities of Bank of America valued at $140,000, equity securities of Citigroup, Inc. valued at $130,000, and debt securities of Citigroup valued at $62,000. As of October 31, 2007, the WHG SMidCap Fund, the WHG SmallCap Value Fund and the WHG AllCap Value Fund did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

-------------------------------------------------- ---------------------------------------------------------------------------------
                      FUND                                                     PORTFOLIO TURNOVER RATES
-------------------------------------------------- ------------------------------------ --------------------------------------------
                                                                  2006                                      2007
-------------------------------------------------- ------------------------------------ --------------------------------------------
WHG LargeCap Value Fund                                           13%*                                      50%#
-------------------------------------------------- ------------------------------------ --------------------------------------------
WHG SMidCap Fund                                                  42%**                                     63%
-------------------------------------------------- ------------------------------------ --------------------------------------------
WHG Income Opportunity Fund                                       45%**                                     62%
-------------------------------------------------- ------------------------------------ --------------------------------------------
WHG SmallCap Value Fund                                           N/A+                                     25%***
-------------------------------------------------- ------------------------------------ --------------------------------------------
WHG Balanced Fund                                                2%****                                     31%#
-------------------------------------------------- ------------------------------------ --------------------------------------------
WHG AllCap Value Fund                                             N/A+                                      N/A*
-------------------------------------------------- ------------------------------------ --------------------------------------------

*    For the fiscal period from June 28, 2006 to October 31, 2006.
**   For the fiscal period from December 19, 2005 to October 31, 2006.
***  For the fiscal period from April 2, 2007 to October 31, 2007.
**** For the fiscal period from September 8, 2006 to October 31, 2006.
+ Indicates that the Fund had not commenced operations as of the period indicated.
# The difference in the 2006 portfolio turnover versus the 2007 turnover is due to: (1) comparing less than a full year of data in 2006 to a full year of data in 2007 and (2) the Fund experienced considerable asset growth in 2007, and the significant cash flows associated with such asset growth resulted in increased trading activity.


PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds'

Adviser, principal underwriter or any affiliated person of the Funds, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each October 31, January 31, April 30 and July 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. The Funds provide information about their complete portfolio holdings, updated on a quarterly basis, on the internet at http://www.whgfunds.com. This information is provided with a lag of within 60 days and is publicly available to all categories of persons.


The Funds' policies and procedures provide that the Authorized Persons, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.


In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Funds' proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX: (i) without charge, upon request, by calling 1-877-FUND-WHG and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODE OF ETHICS


The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Access persons are prohibited from engaging in personal securities transactions in securities that are held by the Funds. In addition, all access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


5% AND 25% SHAREHOLDERS


As of February 1, 2008, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of the shares of a Fund.

WHG LARGECAP VALUE FUND, INSTITUTIONAL SHARES

SHAREHOLDER                                          NUMBER OF SHARES           PERCENT
-----------                                          ----------------           -------
TCTCO C/O Westwood Trust                              918,538.6080              36.97%
200 Crescent Court, Ste 1200
Dallas, TX  75201-1807

Charles Schwab & Co Inc                               638,816.7090              25.71%
Special Custody Acct for the Benefit of Cut
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

SHAREHOLDER                                          NUMBER OF SHARES           PERCENT
-----------                                          ----------------           -------
National Financial Services LLC                       437,889.1070              17.63%
For the Exclusive Benefit of Our Customers
200 Liberty Street
Mutual Fund Department, 5th Floor
New York, NY 10281-1003

Music & Dance Theatre Chicago, Inc.                   286,887.3610              11.55%
DBA Harris Theatre for Music & Dance
Charitable Organization
205 E. Randolph Street
Chicago, IL 60601-6530

WHG LARGECAP VALUE FUND, A CLASS SHARES

SHAREHOLDER                                          NUMBER OF SHARES           PERCENT
-----------                                          ----------------           -------
TCTCO C/O Westwood Trust                               41,322.3140              100.00%
200 Crescent Court, Ste 1200
Dallas, TX  75201-1807

WHG SMIDCAP FUND, INSTITUTIONAL SHARES

SHAREHOLDER                                          NUMBER OF SHARES           PERCENT
-----------                                          ----------------           -------
Charles Schwab & Co Inc                             1,062,433.8920              18.83%
Special Custody Acct for the Benefit of Cut
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services LLC                       886,957.3130              15.72%
For the Exclusive Benefit of Our Customers
200 Liberty Street
Mutual Fund Department, 5th Floor
New York, NY 10281-1003

Masonic Charity Foundation of CT                      815,267.2790              14.45%
501C3
P.O. Box 70
Wallingford, CT 06492-7001

TCTCO C/O Westwood Trust                              732,541.2190              12.98%
200 Crescent Court, Ste 1200
Dallas, TX  75201-1807



SHAREHOLDER                                          NUMBER OF SHARES           PERCENT
-----------                                          ----------------           -------
State Street Bank                                     324,875.8780              5.76 %
FBO Bay Area Transit
District Deferred Comp Plan
C/o VanatagePoint Transfer Agt LLC
77 No. Capitol Street, NE
Washington, DC 20002-4239

WHG SMALLCAP VALUE FUND, INSTITUTIONAL SHARES

SHAREHOLDER                                          NUMBER OF SHARES           PERCENT
-----------                                          ----------------           -------
TCTCO C/O Westwood Trust                              319,312.1600              23.72%
200 Crescent Court, Ste 1200
Dallas, TX  75201-1807

Charles Schwab & Co Inc                               269,965.4890              20.05%
Special Custody Acct for the Benefit of Cut
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

ICMA-RC Services LLC                                  196,663.5430              14.61 %
77 No. Capitol Street, NE
Washington, DC 20002-4239

National Financial Services LLC                       146,329.1700              10.87%
For the Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York, NY 10281

SEI Private Trust Co.                                  87,497.0170              6.50%
C/o SunTrust Bank
One Freedom Valley Drive
Oaks, PA 19256

Santa Barbara County Treasurer Tax                     73,467.3650              5.46%
Collector FBO Santa Barbara
County Deferred Comp Plan
8515 E. Orchard Road, # 2T2
Greenwood VLG, CO 80111-5002

ICMA-RC Services LLC                                   70,524.0210              5.24%
FBO Custom Model Act
City of Long Beach, CA 457 Plan
77 No. Capitol Street, NE
Washington, DC 20002-4239

WHG INCOME OPPORTUNITY FUND, INSTITUTIONAL SHARES

SHAREHOLDER                                          NUMBER OF SHARES           PERCENT
-----------                                          ----------------           -------
Benefit Trust Company Trust                         9,527,147.3000              83.19%
FBO PHH Investments Ltd.
5901 College Blvd, Suite 100
Overland Parks, KS 66211-1834

TCTCO C/O Westwood Trust                              843,712.4590              7.37%
200 Crescent Court, Ste 1200
Dallas, TX 75201-1807

WHG INCOME OPPORTUNITY FUND, A CLASS SHARES

SHAREHOLDER                                          NUMBER OF SHARES           PERCENT
-----------                                          ----------------           -------
TCTCO C/O Westwood Trust                               50,050.0500              100.00%
200 Crescent Court, Ste 1200
Dallas, TX  75201-1807

WHG BALANCED FUND, INSTITUTIONAL SHARES

SHAREHOLDER                                          NUMBER OF SHARES           PERCENT
-----------                                          ----------------           -------
TCTCO C/O Westwood Trust                              647,601.3680              73.95%
200 Crescent Court, Ste 1200
Dallas, TX 75201-1807

SEI Private Trust Company Cust.                        73,919.2750              8.44%
C/o Edward Lachman
14061/2Havenhurst Drive
Los Angeles, CA 90046-3815

Thomas M. Bogacki                                      45,207.9570              5.16%
48 Springfield Avenue
Hanover TWP, PA 18706-6010

WHG ALLCAP VALUE FUND, INSTITUTIONAL SHARES*

SHAREHOLDER                                          NUMBER OF SHARES           PERCENT
-----------                                          ----------------           -------
N/A

* THE WHG ALLCAP FUND HAS NOT COMMENCED OPERATIONS AS OF THE PERIOD INDICATED AND THEREFORE DOES NOT HAVE ANY PERSONS AS RECORD OWNERS OF 5% AND 25% OR MORE OF THE SHARES OF THE FUND.


The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

                                     RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS


MOODY'S SHORT-TERM MIG/VMIG RATINGS - US TAX-EXEMPT MUNICIPALS.
There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

Issues that are subject to a periodic reoffer and resale in the secondary market in a "dutch auction" are assigned a long-term rating based only on Moody's assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody's expresses no opinion as to the ability of the holder to sell the security in a secondary market "dutch auction." Such issues are identified by the insertion of the words "dutch auction" into the name of the issue.

Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P
---

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S
-------


BAA Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.
Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings. Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.


Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

Moody's makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")
--------------------

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON
-------

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B -PROXY VOTING POLICIES AND PROCEDURES

                            WESTWOOD MANAGEMENT CORP.
                    POLICIES AND PROCEDURES FOR PROXY VOTING

POLICY
------

Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. ISS is a leading provider of corporate governance and proxy voting services. Their main objective is to assist institutional investors by researching the financial implications of proxy proposals and by casting votes that will enhance and protect shareholder returns. In most cases, we agree with the recommendations of ISS, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than ISS if we believe it in the best interest of our clients.

PROCEDURES
----------

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

ISS PROXY VOTING GUIDELINES SUMMARY
-----------------------------------
The following is a concise summary of ISS's proxy voting policy guidelines.

1.       AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o        Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns

o        Rationale for the repricing

o        Value-for-value exchange

o        Option vesting

o        Term of the option

o        Exercise price

o        Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o        Purchase price is at least 85 percent of fair market value

o        Offering period is 27 months or less, and

o        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.